VANGUARD(R)UTILITIES INCOME FUND

[PHOTO OF COMPASS/SHIP]

SEMIANNUAL REPORT JULY 31, 2001

STOCK

[THE VANGUARD GROUP(R) LOGO]


WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* Vanguard Utilities Income Fund returned -8.9% during the six months ended July 31, 2001.

* The fund's main comparative standards--the average utility fund and a composite index of utility stocks--also recorded negative returns.

* California's power crisis continued, leading to the bankruptcy of a state utility company.

CONTENTS

 1 Letter from the Chairman

 4 Report from the Adviser

 6 Fund Profile

 7 Glossary of Investment Terms

 8 Performance Summary

 9 Financial Statements

16 Advantages of Vanguard.com

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

     VANGUARD UTILITIES INCOME FUND recorded a disappointing return of -8.9% during the six months ended July 31, the first half of its 2002 fiscal year. Our result was slightly better than that of the average utility fund but slightly worse than that of our main index benchmark.


TOTAL RETURNS                                SIX MONTHS ENDED
                                                JULY 31, 2001
-------------------------------------------------------------
Vanguard Utilities Income Fund                          -8.9%
Average Utility Fund*                                  -10.1
Utilities Composite Index**                             -7.4
Wilshire 5000 Index                                    -10.8
-------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Weighted 75% S&P Utilities Index and 25% S&P Telephone Index.


     The adjacent table presents the six-month total return (capital change plus reinvested dividends) for our fund, the average utility fund, and two unmanaged benchmarks--the Utilities Composite Index and the Wilshire 5000 Total Market Index. Our total return is based on a decrease in net asset value from $14.71 on January 31, 2001, to $12.82 on July 31, and is adjusted for a distribution of $0.41 per share paid from net realized capital gains and income dividends totaling $0.18 per share. At the close of the half-year, the fund's yield was 2.81%.

FINANCIAL MARKETS IN REVIEW

During the six months ended July 31, the U.S. economic engine sputtered but did not stall. According to an early estimate, the nation's real (inflation-adjusted) gross domestic product grew at an anemic 0.7% annual rate during the second quarter of 2001--a mere fraction of the 5.7% annual rate recorded during the same period a year earlier. It was spending by individual


MARKET BAROMETER                                                 TOTAL RETURNS
                                                   PERIODS ENDED JULY 31, 2001

                                                    SIX        ONE        FIVE
                                                 MONTHS       YEAR      YEARS*
--------------------------------------------------------------------------------
BONDS
S&P 500 Index (Large-caps)                       -10.8%     -14.3%       15.3%
Russell 2000 Index (Small-caps)                   -3.9       -1.7        10.4
Wilshire 5000 Index (Entire market)              -10.8      -15.0        13.9
MSCI EAFE Index (International)                  -15.9      -21.4         3.4
--------------------------------------------------------------------------------
STOCKS
Lehman Aggregate Bond Index (Entire market)        4.2%      12.7%        7.9%
Lehman 10 Year Municipal Bond Index                2.9        9.5         6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.3        5.5         5.2
================================================================================
CPI
Consumer Price Index                               1.4%       2.7%        2.5%
--------------------------------------------------------------------------------
*Annualized.

consumers and the government sector that was responsible for the modest growth. Corporate America was not spending: Business investment in new equipment and plants declined sharply, and inventories also shrank.

     Businesses were reining in their expenditures because less money was coming in. Corporate earnings plummeted during the six months. Estimated earnings for companies in the Standard & Poor's 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.

--------------------------------------------------------------------------------
Estimated earnings for companies in the S&P 500 Index fell some 30% in the second quarter, compared with the same period a year ago.
--------------------------------------------------------------------------------

     In contrast, consumer spending, while not as robust as it had been the past few years, remained remarkably strong, especially in light of a downturn in the labor market. The unemployment rate reached 4.5% during the spring--relatively benign in historical terms but up from a 30-year low of 3.9%, seen in 2000. Job losses were concentrated in the manufacturing sector, which saw product orders dry up. Consumers' confidence in the economy--which is always closely tied to employment conditions--waned a bit. Personal incomes continued to increase, however, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere.

     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January.

     The broad U.S. stock market fell during the half-year, although not as steeply as corporate profits. Both the Wilshire 5000 and the S&P 500 Indexes returned -10.8%. Certain market segments and industries held up well, however. Smaller and midsized value stocks--those seen as "cheap" relative to earnings and other measures--posted gains. For example, small-capitalization value stocks, as measured by the Russell 2000 Value Index, returned 7.2%.

     The bond market had a profitable half-year. The Lehman Brothers Aggregate Bond Index, a measure of the performance of all taxable investment-grade bonds, returned 4.2%. As of July 31, the yields of the 10-year U.S. Treasury note and 3-month Treasury bill stood at 5.04% and 3.52%, respectively.

PERFORMANCE OVERVIEW

The -8.9% return of Vanguard Utilities Income Fund during the six months ended July 31 was 1.5 percentage points lower than the result of the Utilities Composite Index, an unmanaged benchmark dominated by electric, gas, and telecommunications stocks. However, our fund's return was 1.2 percentage points better than the -10.1% average return of our peer utility funds. That said, we recognize that it is difficult to find solace in losing less than competitors.

     The lingering power crisis in California cast a big shadow over the utility industry during the half-year. Pacific Gas & Electric filed for bankruptcy, and the federal government extended temporary caps on wholesale prices throughout the western states, muting revenue growth for some companies. Many of California's consumers saw the unit cost of electricity jump 50% despite sharp declines in wholesale prices for natural gas and electricity on the spot market. Gas companies in the S&P 500 Index recorded the biggest decline (-29%) of any utility subsector during the period after posting terrific gains in recent years. Telecommunications stocks, which were hammered in 2000, fell slightly.

     The Utilities Income Fund could not escape the industry's turmoil. Our investment adviser, Wellington Management Company, held some strong performers, including water companies--one of the few strong-performing sectors within the utilities industry--and some northeastern electric utilities. But our performance was hurt by sizable stakes in gas companies.

     As of July 31, the overwhelming majority of the fund's assets was invested in three subsectors--electric utilities (55%), telecom companies (21%), and gas distributors (7%). Additional information about our current position is included in the Report from the Adviser, which begins on page 4.

IN SUMMARY

Because of their specialized nature, funds focused on a single sector or industry are appropriate for only a modest portion of your assets.

     We suggest that you design a balanced investment program with a broadly diversified mix of stock funds, bond funds, and short-term investments appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your assets to Vanguard.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 10, 2001

REPORT
 FROM THE ADVISER                             WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD UTILITIES INCOME FUND returned -8.9% for the six months ended July 31, 2001. This decline was not as severe as the -10.1% return of the average utility fund, but it was worse than the -7.4% return of our composite index benchmark during the half-year. We trailed the index primarily because of our overweighted positions in domestic power-generation companies and natural gas pipelines.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize utility stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across the sector.
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

The past six months saw a dramatic decline in the stock prices of U.S.-based power-generation companies and natural gas pipeline companies. Both of these groups performed worse than other investments within the utility sector. They were hurt by weak industrial demand, a result of the soft economy; by a sharp decline in natural gas prices; and by increased political pressure from California officials to impose caps on power prices.

     Telecommunications   companies  generally  had  a  difficult  period,  with
investors discouraged by lower estimates of revenue growth for virtually all the large carriers and growing evidence of tremendous excess capacity.

MAJOR SHORTFALLS

Domestic telephone companies with new fiber networks that are plagued by the excess-capacity problem, such as Qwest Communications and Montana Power, were a drag on the fund's performance, both in an absolute sense and in relation to our composite benchmark. We were also hurt, in relative terms, by a large holding in El Paso Corp.--the primary target of California politicians who believe that companies have manipulated natural gas prices during the power crisis. Positions in Constellation Energy Group and DQE, both of which announced disappointing earnings during the period, further detracted from relative results.

MAJOR SUCCESSES

The fund benefited during the half-year from its holdings of water utilities and some of the more defensive electric utilities. Water companies Suez and American Water Works had good results. TXU, Sempra Energy, and Energy East all performed well during the period, after trailing the power-generation companies in fiscal 2001. Our best-performing telecom holdings were ALLTEL and AT&T--the latter announced a corporate restructuring and received a merger proposal from Comcast Cable for its broadband assets.

THE FUND'S POSITIONING

Overall, the environment for utilities was tough in the first half of our 2002 fiscal year. Conditions were particularly negative for companies that should benefit from rising prices for the electricity they generate. We believe that stock prices for the well-positioned companies in this group have fallen too far, and we are maintaining or adding to our holdings of those with good positions in specific regional markets.

     We made only minor changes in our telecommunications investments during the period. The incumbent regional Bell telephone companies will continue to be our largest positions until we have a clearer view of a recovery in the economy. A long period of declining prices for long-distance service appears to have ended, but the economy's weakness prompts continuing concern about near-term earnings and revenue growth prospects for the group.

Mark J.  Beckwith,  Senior Vice President and Portfolio Manager

August 13, 2001

FUND PROFILE                                                 AS OF JULY 31, 2001
 FOR UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 7.

------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                        WILSHIRE
                                FUND        5000
------------------------------------------------
Number of Stocks                  66       6,302
Median Market Cap              $8.8B      $35.6B
Price/Earnings Ratio           17.0x       27.5x
Price/Book Ratio                1.9x        3.4x
Yield                           2.8%        1.3%
Return on Equity               15.8%       23.0%
Earnings Growth Rate            7.7%       16.2%
Foreign Holdings                9.3%        0.0%
Turnover Rate                   21%*          --
Expense Ratio                 0.33%*          --
Cash Investments                2.5%          --
------------------------------------------------

------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pinnacle West Capital Corp.     4.3%
FPL Group, Inc.                 4.2
El Paso Corp.                   4.0
Exelon Corp.                    4.0
Verizon Communications          3.4
Duke Energy Corp.               3.2
ALLTEL Corp.                    3.2
Dominion Resources, Inc.        3.1
Constellation Energy Group      2.8
DPL Inc.                        2.8
------------------------------------
Top Ten                        35.0%
------------------------------------

------------------------------------------------
VOLATILITY MEASURES
                                        WILSHIRE
                                FUND        5000
------------------------------------------------
R-Squared                       0.09        1.00
Beta                            0.24        1.00
------------------------------------------------

--------------------------
INVESTMENT FOCUS

MARKET CAP          MEDIUM
STYLE                VALUE
--------------------------

------------------------------
SECTOR DIVERSIFICATION
(% OF COMMON STOCKS)

Electrical               55.0%
Energy                   10.0
Gas Distribution          6.5
Technology                0.2
Telecommunications       21.1
Water                     4.0
Other                     3.2
------------------------------
*Annualized.
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of an overall market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR UTILITIES INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                          May 15, 1992-July 31, 2001

                     Utilities                         Utilities
                   Income Fund                   Composite Index
1993                    14.5                               12.2
1994                    13.1                               12.9
1995                    -4.5                               -2.0
1996                    29.5                               30.2
1997                     5.5                                4.5
1998                    23.2                               26.4
1999                    19.9                               23.8
2000                     2.8                                3.3
2001                     7.1                               23.6
2001*                   -8.9                               -7.4
--------------------------------------------------------------------------------
 *80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index thereafter.
**Six months ended July 31, 2001.
See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2001*

                                                             SINCE INCEPTION
                         INCEPTION                      ------------------------
                              DATE   1 YEAR   5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Utilities Income Fund    5/15/1992    4.01%    10.36%     6.71%    4.55%  11.26%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 JULY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
UTILITIES INCOME FUND                             SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (97.5%)
------------------------------------------------------------------------------
ELECTRICAL (53.6%)
  Pinnacle West Capital Corp.              $     794,300         $      33,583
  FPL Group, Inc.                                600,000                32,400
  Exelon Corp.                                   550,000                31,075
  Duke Energy Corp.                              654,440                25,268
  Dominion Resources, Inc.                       400,000                24,196
  Constellation Energy Group                     750,000                22,080
  DPL Inc.                                       891,693                21,722
  Cinergy Corp.                                  650,000                20,085
  Northeast Utilities                            900,000                18,000
  Allegheny Energy, Inc.                         336,200                14,497
  Montana Power Co.                            1,444,400                14,487
  PPL Corp.                                      300,000                13,494
  CMS Energy Corp.                               500,000                13,335
  Progress Energy, Inc.                          300,000                12,831
  TXU Corp.                                      275,000                12,787
* Niagara Mohawk Holdings Inc.                   700,000                11,893
  Endesa SA ADR                                  699,800                11,337
  PowerGen PLC ADR                               254,500                10,664
  Black Hills Corp.                              253,000                10,368
  CH Energy Group, Inc.                          216,300                 9,117
  ScottishPower PLC ADR                          319,000                 8,932
  DQE Inc.                                       356,830                 7,433
  NiSource, Inc.                                 281,562                 7,422
  Energy East Corp.                              300,000                 6,558
  Public Service Co.
    of New Mexico                                200,000                 5,922
  Entergy Corp.                                  150,000                 5,625
  Allete, Inc.                                   230,000                 5,449
  Southern Co.                                   150,000                 3,525
  Innogy Holdings PLC ADR                         60,000                 1,998
  DTE Energy Co.                                  36,211                 1,530
* NiSource, Inc. SAILS                           145,007                   360
                                                                 -------------
                                                                 $     417,973
                                                                 -------------
ENERGY (9.8%)
  El Paso Corp.                                  603,650                31,239
* Calpine Corp.                                  550,000                19,795
  Dynegy, Inc. Class A                           240,000                11,131
  Enron Corp.                                    150,000                 6,802
* NRG Energy, Inc.                               243,000                 4,872
  Westcoast Energy Inc.                          100,000                 2,389
                                                                 -------------
                                                                 $      76,228
                                                                 -------------
GAS DISTRIBUTION (6.4%)
  KeySpan Corp.                                  700,000                21,448
  National Fuel Gas Co.                          300,000                14,400
  Sempra Energy                                  224,071                 5,687
  ONEOK, Inc.                                    290,800                 5,293
  Peoples Energy Corp.                            75,000                 2,855
                                                                 -------------
                                                                 $      49,683
                                                                 -------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
UTILITIES INCOME FUND                             SHARES                 (000)
------------------------------------------------------------------------------
TECHNOLOGY (0.2%)
* Koninklijke KPN NV                       $     258,365         $       1,241

TELECOMMUNICATIONS (20.5%)
  Verizon Communications                         491,000                26,588
  ALLTEL Corp.                                   405,000                24,968
  Sprint Corp.                                   734,200                17,136
  SBC Communications Inc.                        367,200                16,535
  BellSouth Corp.                                305,200                12,422
  Qwest Communications
    International Inc.                           450,000                11,700
  Vodafone Group PLC ADR                         475,000                10,236
  AT&T Corp.                                     425,000                 8,589
* Vivendi Universal SA                           100,000                 5,862
* National Grid Group PLC                        750,000                 5,077
  TDC A/S ADR                                    275,000                 4,881
  Telecom Corp. of
    New Zealand Ltd. ADR                         250,800                 4,422
* International Power PLC ADR                     60,000                 2,649
* AT&T Wireless Services Inc.                    136,765                 2,556
  Deutsche Telekom AG ADR                        100,000                 2,171
  BCE, Inc.                                       80,000                 2,138
  TELUS Corp.                                    100,912                 1,792
  TELUS Corp. (non-voting)                        33,637                   556
                                                                 -------------
                                                                 $     160,278
                                                                 -------------
WATER (3.9%)
* Suez SA                                        625,000                21,092
  American Water Works Co., Inc.                 296,300                 9,212
                                                                 -------------
                                                                 $      30,304
                                                                 -------------
OTHER (3.1%)
  MDU Resources Group, Inc.                      300,000                 9,111
  UtiliCorp United, Inc.                         285,750                 8,827
  Vectren Corp.                                  308,600                 6,295
                                                                 -------------
                                                                 $      24,233
                                                                 -------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $717,330)                                                $     759,940
-------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
                                                   (000)                 (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
-------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  3.89%, 8/1/2001--Note G                  $       2,222         $       2,222
  3.90%, 8/1/2001                                 18,468                18,468
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $20,690)                                                 $      20,690
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $738,020)                                                $     780,630
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                     2,974
Liabilities---Note G                                                    (4,031)
                                                                 --------------
                                                                 $      (1,057)
                                                                 --------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 60,789,402 outstanding
  $.001 par value shares of beneficial
    interest (unlimited authorization)                           $     779,573
===============================================================================
NET ASSET VALUE PER SHARE                                        $       12.82
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
SAILS--Stock Appreciated Income Linked Securities.

-----------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                                AMOUNT        PER
                                                 (000)      SHARE
-----------------------------------------------------------------
Paid-in Capital                            $  753,584   $  12.39
Undistributed Net
    Investment Income                           1,767        .03
Accumulated Net Realized Losses               (18,388)      (.30)
Unrealized Appreciation--Note F                42,610        .70
-----------------------------------------------------------------
NET ASSETS                                 $  779,573   $  12.82
=================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                           UTILITIES INCOME FUND
                                                  SIX MONTHS ENDED JULY 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                      $        12,398
 Interest                                                                   450
 Security Lending                                                            81
--------------------------------------------------------------------------------
   Total Income                                                 $        12,929
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           250
 The Vanguard Group--Note C
   Management and Administrative                                          1,086
   Marketing and Distribution                                                50
 Custodian Fees                                                              17
 Auditing Fees                                                                6
 Shareholders' Reports                                                       17
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
   Total Expenses                                               $         1,427
   Expenses Paid Indirectly--Note D                                         (58)
--------------------------------------------------------------------------------
   Net Expenses                                                 $         1,369
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $        11,560
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
   SECURITIES SOLD                                                      (18,072)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES                              (70,898)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $       (77,410)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          UTILITIES INCOME FUND
                                                      --------------------------
                                                 SIX MONTHS                YEAR
                                                      ENDED               ENDED
                                              JULY 31, 2001       JAN. 31, 2001
                                                      (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATION
 Net Investment Income                           $   11,560          $   24,015
 Realized Net Gain (Loss)                           (18,072)             48,325
 Change in Unrealized Appreciation
   (Depreciation)                                   (70,898)            (15,386)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (77,410)             56,954
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                              (10,856)            (30,622)
 Realized Capital Gain                              (24,496)            (41,786)
--------------------------------------------------------------------------------
   Total Distributions                              (35,352)            (72,408)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                              51,078             166,523
 Issued in Lieu of Cash Distributions                30,378              61,722
 Redeemed                                           (76,966)           (179,219)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
     Capital Share Transactions                       4,490              49,026
--------------------------------------------------------------------------------
 Total Increase (Decrease)                       $ (108,272)         $   33,572
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period 887,845 854,273
--------------------------------------------------------------------------------
 End of Period                                   $  779,573          $  887,845
================================================================================

1Shares Issued (Redeemed)
 Issued                                               3,594              11,023
 Issued in Lieu of Cash Distributions                 2,292               4,141
 Redeemed                                            (5,443)            (12,019)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares
     Outstanding                                 $      443          $    3,145
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------
                                                                        UTILITIES INCOME FUND
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED -------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 2001      2001       2000      1999      1998     1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   14.71  $  14.93   $  16.27   $ 14.97  $  12.93 $ 12.84
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .19       .42        .49       .55       .58     .58
  Net Realized and Unrealized Gain (Loss)
     on Investments                                (1.49)      .62       (.12)     2.35      2.32     .09
----------------------------------------------------------------------------------------------------------
     Total from Investment Operations              (1.30)     1.04        .37      2.90      2.90     .67
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.18)     (.53)      (.51)     (.59)    (.60)    (.56)
  Distributions from Realized Capital Gains         (.41)     (.73)     (1.20)    (1.01)    (.26)    (.02)
----------------------------------------------------------------------------------------------------------
     Total Distributions                            (.59)    (1.26)     (1.71)    (1.60)     (.86)   (.58)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   12.82  $  14.71   $  14.93   $ 16.27  $  14.97 $ 12.93
==========================================================================================================

TOTAL RETURN                                      -8.95%     7.08%      2.79%    19.92%    23.17%    5.51%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)           $     780  $    888   $    854   $   952  $    699 $   644
  Ratio of Total Expenses
     to Average Net Assets                        0.33%*     0.37%      0.40%     0.38%     0.44%    0.40%
  Ratio of Net Investment Income
     to Average Net Assets                        2.71%*     2.76%      3.13%     3.51%     4.30%    4.63%
  Portfolio Turnover Rate                           21%*       48%        47%       55%       41%      38%
==========================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Utilities Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     4. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2001, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the fund had contributed capital of $155,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $57,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended July 31, 2001, the fund purchased $87,797,000 of investment securities and sold $100,948,000 of investment securities other than temporary cash investments.

F. At July 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $42,610,000, consisting of unrealized gains of $125,090,000 on securities that had risen in value since their purchase and $82,480,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at July 31, 2001, was $2,132,000, for which the fund held cash collateral of $2,222,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE ADVANTAGES OF
 GETTING CONNECTED
   Visit Vanguard.com


Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online. Consider the benefits of using Vanguard.com. On our website, you can:

     **Choose to receive all fund reports, as well as prospectuses, online.

     **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
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Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap
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ACCOUNT SERVICES
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SERVICES
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This report is intended for the fund's  shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q572 092001

VANGUARD(R)ENERGY FUND

[PHOTO OF COMPASS/SHIP]

SEMIANNUAL REPORT JULY 31, 2001

STOCK

[THE VANGUARD GROUP(R) LOGO]


WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* Vanguard Energy Fund returned 0.9% during the six months ended July 31, 2001, outpacing the results of its average peer, its energy-stock benchmark index, and the broad U.S. market.

*    Energy prices dropped, putting pressure on energy stocks.

* The fund invests a significant portion of its assets in large global exploration and production companies.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profile

 8 Glossary of Investment Terms

 9 Performance Summary

10 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

After two years of solid gains, energy stocks drifted lower during the six months ended July 31, 2001. Nevertheless, vanguard energy fund managed to eke out a return of 0.9%--almost 3 percentage points ahead of its energy-stock benchmark index and more than 5 percentage points better than the average natural resources fund.


TOTAL RETURNS                                 SIX MONTHS ENDED
                                                 JULY 31, 2001
--------------------------------------------------------------
Vanguard Energy Fund                                      0.9%
Average Natural Resources Fund*                          -4.5
S&P Energy Sector Index                                  -1.9
Wilshire 5000 Index                                     -10.8
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for our fund, its average competitor, and the Standard & Poor's Energy Sector Index, the benchmark we consider the "best fit" for our fund. We also present the return of the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index.

     The fund's total return is based on an increase in net asset value from $26.93 per share on January 31, 2001, to $27.18 per share on July 31, 2001. The fund distributed no income or capital gains during the half-year.

FINANCIAL MARKETS IN REVIEW

During the six months ended July 31, the U.S. economic engine sputtered but did not stall. According to an early estimate, the nation's gross domestic product grew at a rather anemic 0.7% annual rate during the second quarter of 2001--a mere fraction of the 5.7% rate recorded during the same period a year earlier. It was spending by individual consumers and the government


MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2001

                                              SIX          ONE              FIVE
                                           MONTHS         YEAR            YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                  -10.8%       -14.3%            15.3%
Russell 2000 Index (Small-caps)              -3.9         -1.7             10.4
Wilshire 5000 Index (Entire market)         -10.8        -15.0             13.9
MSCI EAFE Index (International)             -15.9        -21.4              3.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
  (Entire market)                             4.2%        12.7%             7.9%
Lehman 10 Year Municipal Bond Index           2.9          9.5              6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    2.3          5.5              5.2
================================================================================
CPI
Consumer Price Index                          1.4%         2.7%             2.5%
--------------------------------------------------------------------------------
*Annualized.

sector that was responsible for the modest growth. Corporate America was not spending: Business investment in new equipment and plants declined sharply, and inventories also shrank.

     Businesses were reining in their expenditures because less money was coming in. Corporate earnings plummeted during the six months. Estimated earnings for companies in the S&P 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.

     In contrast, consumer spending, while not as robust as it had been in the past few years, remained remarkably strong, especially in light of reports about rising unemployment. Incomes continued to increase overall, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere. Many borrowed against their homes to buy big-ticket items such as cars. Still, reports suggested that consumers' confidence in the economy has waned, and that it could drop further if the employment situation worsened or if real estate values fell.

     The unemployment rate reached 4.5% during the spring--still relatively benign in historical terms but up from the 30-year lows seen in 2000. Job losses were concentrated in the manufacturing sector, where many companies furloughed workers because orders had dried up.

     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January.

     Broad U.S. stock market indexes fell sharply during the half-year, though not as steeply as overall corporate profits. Both the Wilshire 5000 Index and the S&P 500 Index returned -10.8%. Certain market segments and industries held up well, however. Smaller and mid-size value stocks--those seen as "cheap" relative to earnings and other measures--posted gains. For example, small-capitalization value stocks, as measured by the Russell 2000 Value Index, returned 7.2%.

--------------------------------------------------------------------------------
Broad U.S. stock market indexes fell sharply during the half-year, though not as steeply as overall corporate profits.
--------------------------------------------------------------------------------

     Most international markets recorded negative returns in local currencies. For U.S. investors, those losses were made worse by a stronger dollar, which diminishes returns from abroad. Developed markets returned a dreadful -15.9%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     By contrast, the U.S. fixed income market had a profitable and relatively placid half-year. Corporate bonds generally outperformed U.S. Treasury securities during the six months, and the Lehman Brothers Aggregate Bond Index returned 4.2%. However, high-yield "junk" bonds suffered as investors fretted about the slowing economy's impact on corporate finances, pushing the Lehman High Yield Index to a -1.9% return. Yields on Treasury securities--which move in the opposite direction from prices--declined across all maturities, most steeply at the short end of the spectrum. The yield of the 30-year U.S. Treasury bond fell 3 basis points to 5.50%, and the yield of the 10-year Treasury note dipped 11 basis points to 5.04%. The yield of the 3-month Treasury bill, which slightly lags the Fed's interest rate moves, fell 145 basis points to 3.52%.

PERFORMANCE OVERVIEW

The Energy Fund's 0.9% gain in the first half of its fiscal year was very modest, but it was a notable achievement in a tough market for energy stocks. Both the fund's average peer and its benchmark index posted negative returns, as energy prices eased and stock prices in this volatile sector declined.

--------------------------------------------------------------------------------
The Energy Fund's six-month gain of 0.9% was very modest, but it was a notable achievement in a tough market for energy stocks.
--------------------------------------------------------------------------------

     The fund's strong relative showing reflects the long-standing commitment of Wellington Management Company, the fund's investment adviser, to the industry's giants--mainly integrated exploration, production, and distribution companies with a global scale. Although lower energy prices often reduce these companies' production profits, there can be benefits. Refiners and distributors, for example, enjoy lower costs for raw materials. At the end of the period, seven of the fund's ten largest holdings were globally diversified oil giants. Together, the seven accounted for more than 24% of the fund's assets.

     The Energy Fund also benefited from its characteristically small stake in companies that focus on exploration--the most speculative group within the sector. Wildcatters can generate strong returns in an energy rally, but the stocks of these smaller outfits depend almost exclusively on energy prices, and they tend to be hit hard when prices soften.

IN SUMMARY

Energy stocks represent a narrow sector of the overall stock market, but they can play a useful role in a diversified portfolio. A well-managed energy fund can offer unique diversification opportunities as well as broad-based exposure to a fundamental building block of the global economy. Because of their specialized nature, however, funds focused on a single sector or industry are appropriate for only a small portion of your investment assets.

--------------------------------------------------------------------------------
Because of their specialized nature, sector funds are appropriate for only a small portion of your assets.
--------------------------------------------------------------------------------

     We suggest that you design a balanced investment program with a broadly diversified mix of stock funds, bond funds, and short-term investments appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 8, 2001

REPORT
  FROM THE ADVISER                            WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD ENERGY FUND increased 0.9% in value during the six months ended July 31, 2001. The average natural resources fund declined -4.5% during the period, and both the S&P 500 and Wilshire 5000 Indexes fell -10.8%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

Oil prices were generally stable during the first half of 2001. This was largely because the Organization of Petroleum Exporting Countries kept supply in line with demand, intent on maintaining an oil price of $25 per barrel or higher. The OPEC cartel successfully balanced the market when oil demand declined as the heating season ended and world economic activity weakened. It appears that the spare capacity in world oil production is in strong hands, so near-term prices are likely to remain at current levels.

     In contrast, the price of natural gas in North America collapsed during the half-year. It fell from $9 per thousand cubic feet in January to $3 per thousand cubic feet by July 31. The spike in gas prices last winter led to an upsurge in drilling and a moderate increase in supply, but it also resulted in a pronounced decline in consumption. The volume of gas going into storage for next winter is high compared with previous years, and the market for gas may be soft for some time to come.

     Energy stocks have reacted negatively to the recent downtrend in the natural gas market. We believe that a rebound is likely sometime this fall as drilling activity declines and demand picks up again.

OUR SUCCESSES

The fund's best-performing stocks were in the refining sector, where high utilization rates led to better earnings. Two of our holdings in this sector, Tosco and Ultramar Diamond Shamrock, benefited from takeover bids. Integrated oil companies such as Amerada Hess, Chevron, and Murphy Oil were important contributors as well. Among producers, Barrett Resources and Lasmo were taken over, resulting in a profit for the fund.

OUR SHORTFALLS

Most of our shortfalls were in the oil-services sector, which constituted about 15% of assets at the half-year's end. While earnings momentum was positive for the group, drilling activity in North America hit a peak in May-June and is beginning to decline with the soft natural gas market. In addition, earlier this year the oil-services industry saw increased volatility brought on by momentum investors escaping the technology sector. The long-term outlook for this sector remains excellent, however, given the high operating rates in the energy sector.

THE FUND'S POSITIONING

Our view is that the world economy will recover in 2002 as the lower interest rates engineered by central banks begin to stimulate economies worldwide. As a result, demand for oil and gas should start to grow again at a 1.5%-2% rate sometime next year. This growth, coupled with declines in production as existing oil and gas fields are depleted, should lead to continued high operating rates and the need for sustained exploration and development. In the meantime, the current commodity price level allows for reasonable returns in both oil and gas. Our investment effort is focused on finding companies that can produce positive returns at gas prices of $3 per thousand cubic feet and oil prices slightly above $20 per barrel.

ERNST H. VON METZSCH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

AUGUST 13, 2001







PORTFOLIO CHANGES                                SIX MONTHS ENDED JULY 31, 2001

NEW HOLDINGS               COMMENTS
--------------------------------------------------------------------------------
PetroChina                 Offers attractive valuation in a fast-growing market.
--------------------------------------------------------------------------------
Royal Dutch                Share   repurchase   improves   capital    structure.
--------------------------------------------------------------------------------
Schlumberger               Premier   oil-service   company  no  longer  sells at
                           premium over peers.
--------------------------------------------------------------------------------
Transocean Sedco Forex     Dominant in offshore drilling.
--------------------------------------------------------------------------------

ELIMINATED
--------------------------------------------------------------------------------
Nabors Industries          Reached full valuation in May.
--------------------------------------------------------------------------------
Devon Energy               Valuation approached asset value.
--------------------------------------------------------------------------------
Barrett Resources          Company was taken over.
--------------------------------------------------------------------------------
                                                                     SEE PAGE 10
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                 AS OF JULY 31, 2001
  FOR ENERGY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.


------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                        WILSHIRE
                                FUND        5000
------------------------------------------------
Number of Stocks                  48       6,302
Median Market Cap             $12.9B      $35.6B
Price/Earnings Ratio           12.7x       27.5x
Price/Book Ratio                2.5x        3.4x
Yield                           1.5%        1.3%
Return on Equity               14.5%       23.0%
Earnings Growth Rate           14.5%       16.2%
Foreign Holdings               35.7%        0.0%
Turnover Rate                   16%*          --
Expense Ratio                 0.38%*          --
Cash Investments                3.2%          --
------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

Phillips Petroleum Co.              4.2%
Chevron Corp.                       4.1
Exxon Mobil Corp.                   4.0
Norsk Hydro AS ADR                  3.3
Equitable Resources, Inc.           3.2
Schlumberger Ltd.                   3.2
Unocal Corp.                        3.1
Shell Transport & Trading Co. ADR   3.0
Suncor Energy, Inc.                 2.9
TotalFinaElf SA ADR                 2.9
----------------------------------------
Top Ten                            33.9%
----------------------------------------

-------------------------------------
VOLATILITY MEASURES
                             WILSHIRE
                 FUND            5000
-------------------------------------
R-Squared        0.19            1.00
Beta             0.64            1.00
-------------------------------------

-----------------------
INVESTMENT FOCUS

MARKET CAP       MEDIUM
STYLE             VALUE
-----------------------


--------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)

Energy Miscellaneous                          7.2%
International                                35.7
Machinery--Oil Well Equipment & Services     13.6
Offshore Drilling                             2.0
Oil--Crude Producers                          8.0
Oil--Integrated Domestic                     21.5
Oil--Integrated International                 8.7
Utilities--Gas Pipelines                      3.3
--------------------------------------------------
*Annualized.

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  OF INVESTMENT TERMS


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR ENERGY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JANUARY 31, 1991-JULY 31, 2001

FISCAL YEAR       TOTAL                 S&P ENERGY
                 RETURN               SECTOR INDEX
1992               1.3                     4.5
1993              13.0                     9.8
1994              27.3                    18.4
1995              -9.1                     1.1
1996              28.7                    28.1
1997              40.3                    32.3
1998               3.8                    12.8
1999             -21.2                    -1.3
2000              25.8                    26.0
2001              35.1                    17.8
2001               0.9                    -1.9
--------------------------------------------------------------------------------
*Six months ended July 31, 2001.
See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2001*

                       INCEPTION                                10 YEARS
                            DATE    1 YEAR   5 YEARS   CAPITAL    INCOME   TOTAL
--------------------------------------------------------------------------------
Energy Fund**          5/23/1984    11.08%    11.30%    10.25%     2.02%  12.27%
--------------------------------------------------------------------------------
 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 JULY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
ENERGY FUND                                              SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.8%)
--------------------------------------------------------------------------------
UNITED STATES (62.3%)
--------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (7.0%)
  Ashland, Inc.                                   $     914,100   $      35,988
  Sunoco, Inc.                                          754,967          26,107
  Tosco Corp.                                           511,700          22,873
  Valero Energy Corp.                                   300,000          10,590
                                                                  -------------
                                                                  $      95,558
                                                                  -------------
MACHINERY--OIL WELL EQUIPMENT & Services (13.1%)
  Schlumberger Ltd.                                     800,000          43,000
* Weatherford International, Inc.                       777,799          32,784
  Baker Hughes, Inc.                                    879,300          31,286
* Noble Drilling Corp.                                  716,400          21,986
  Halliburton Co.                                       614,100          21,500
* Rowan Cos., Inc.                                      797,100          15,336
* Cooper Cameron Corp.                                  256,200          13,043
                                                                  -------------
                                                                  $     178,935
                                                                  -------------
OFFSHORE DRILLING (2.0%)
  Transocean Sedco Forex Inc.                           500,000          16,145
  ENSCO International, Inc.                             511,700          10,587
                                                                  -------------
                                                                  $      26,732
                                                                  -------------
OIL--CRUDE PRODUCERS (7.7%)
  Burlington Resources, Inc.                            602,800          26,071
  EOG Resources, Inc.                                   669,700          23,674
  Anadarko Petroleum Corp.                              400,000          22,720
  Cabot Oil & Gas Corp. Class A                         861,000          21,611
  Ultramar Diamond Shamrock Corp.                       242,000          11,435
                                                                  -------------
                                                                  $     105,511
                                                                  -------------
OIL--INTEGRATED DOMESTIC (20.8%)
  Phillips Petroleum Co.                              1,000,000          57,090
  Chevron Corp.                                         609,400          55,693
  Unocal Corp.                                        1,200,000          42,936
  Occidental Petroleum Corp.                          1,023,500          28,290
  Amerada Hess Corp.                                    360,000          27,821
  Kerr-McGee Corp.                                      416,200          26,296
  USX-Marathon Group                                    850,000          25,220
  Murphy Oil Corp.                                      258,200          19,765
                                                                  -------------
                                                                  $     283,111
                                                                  -------------
OIL--INTEGRATED INTERNATIONAL (8.5%)
  Exxon Mobil Corp.                                   1,321,200          55,173
  Texaco Inc.                                           443,088          30,684
  Conoco Inc. Class A                                   950,000          29,298
                                                                  -------------
                                                                  $     115,155
                                                                  -------------
UTILITIES--GAS PIPELINES (3.2%)
 Equitable Resources, Inc.                            1,228,200          44,031

--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                      849,033
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                         SHARES           (000)
--------------------------------------------------------------------------------
INTERNATIONAL (34.5%)
--------------------------------------------------------------------------------
Brazil (2.2%)
  Petroleo Brasileiro ADR                         $   1,264,800   $      29,811
                                                                  -------------
Canada (15.1%)
  Suncor Energy, Inc.                                 1,448,400          39,604
* Petro-Canada                                        1,325,800          34,352
  Alberta Energy Co., Ltd.                              767,600          30,587
* Anderson Exploration Ltd.                           1,536,101          27,891
* Canadian Natural Resources Ltd.                       800,000          23,686
  Shell Canada Ltd. Class A                             644,100          18,071
  PanCanadian Petroleum Ltd.                            590,000          16,561
* Paramount Resources Ltd.                            1,106,300          10,532
* Western Oil Sands Inc.                                500,000           4,989
                                                                  -------------
                                                                  $     206,273
                                                                  -------------
CHINA (0.9%)
  PetroChina Co. Ltd. ADR                               600,000          12,246
                                                                  -------------
FRANCE (2.9%)
  TotalFinaElf SA ADR                                   558,200          39,565
                                                                  -------------
ITALY (1.8%)
  ENI SpA ADR                                           409,400          25,055
                                                                  -------------
NETHERLANDS (1.7%)
  Royal Dutch Petroleum Co. ADR                         400,000          23,200
                                                                  -------------
NORWAY (3.3%)
  Norsk Hydro AS ADR                                  1,062,900          45,173
                                                                  -------------
SPAIN (1.0%)
  Repsol-YPF, SA ADR                                    800,000          13,216
                                                                  -------------
UNITED KINGDOM (5.6%)
  Shell Transport & Trading Co. ADR                     821,700          41,504
  BP PLC ADR                                            700,000          34,594
                                                                  -------------
                                                                  $      76,098
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                               $     470,637
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $983,787)                                                 $   1,319,670
-------------------------------------------------------------------------------

                                                           FACE          MARKET
                                                         AMOUNT          VALUE*
                                                         (000)            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.1%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.89%, 8/1/2001--Note G                         $      25,334   $      25,334
  3.90%, 8/1/2001                                        44,297          44,297
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $69,631)                                                  $      69,631
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
  (COST $1,053,418)                                               $   1,389,301
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      2,671
Liabilities--Note G                                                     (28,423)
                                                                  --------------
                                                                        (25,752)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 50,160,152 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                       $   1,363,549
================================================================================

NET ASSET VALUE PER SHARE                                         $       27.18
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

---------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
---------------------------------------------------------------
                                            AMOUNT          PER
                                             (000)        SHARE
---------------------------------------------------------------
Paid-in Capital                       $    969,161     $  19.32
Undistributed Net Investment
  Income--Note E                            10,164          .20
Accumulated Net Realized
  Gains--Note E                             48,341          .96
Unrealized Appreciation--Note F            335,883         6.70
---------------------------------------------------------------
NET ASSETS                            $  1,363,549     $  27.18
===============================================================

Statement of Operations

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

--------------------------------------------------------------------------------
                                                                    ENERGY FUND
                                                 SIX MONTHS ENDED JULY 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                         $    12,020
  Interest                                                                1,562
  Security Lending                                                          116
--------------------------------------------------------------------------------
    Total Income                                                    $    13,698
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          410
  The Vanguard Group--Note C
    Management and Administrative                                         2,010
    Marketing and Distribution                                               74
  Custodian Fees                                                            118
  Auditing Fees                                                               6
  Shareholders' Reports                                                      21
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                  $     2,640
    Expenses Paid Indirectly--Note D                                        (45)
--------------------------------------------------------------------------------
    Net Expenses                                                    $     2,595
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               $    11,103
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             52,096
  Foreign Currencies                                                       (141)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                            $    51,955
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (61,450)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $     1,608
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                         ENERGY FUND
                                           ------------------------------------
                                               SIX MONTHS                  YEAR
                                                    ENDED                 ENDED
                                            JULY 31, 2001         JAN. 31, 2001
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                      $     11,103         $      17,665
  Realized Net Gain (Loss)                         51,955                63,805
  Change in Unrealized Appreciation
    (Depreciation)                                (61,450)              241,200
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations               $      1,608         $     322,670
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                --               (16,258)
  Realized Capital Gain                                --               (62,352)
--------------------------------------------------------------------------------
    Total Distributions                                --               (78,610)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                          225,503               348,491
  Issued in Lieu of Cash Distributions                 --                74,102
  Redeemed*                                      (144,337)             (359,369)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions                    81,166                63,224
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        82,774               307,284
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        $  1,280,775         $     973,491
--------------------------------------------------------------------------------
  End of Period                              $  1,363,549         $   1,280,775
================================================================================

1Shares Issued (Redeemed)
  Issued                                            7,768                13,086
  Issued in Lieu of Cash Distributions                 --                 2,782
  Redeemed                                         (5,167)              (14,151)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
      Outstanding                            $      2,601         $       1,717
================================================================================
*Net of redemption fees of $445,000 and $716,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


----------------------------------------------------------------------------------------------------------
                                                                            ENERGY FUND
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED -------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 2001      2001       2000      1999      1998     1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   26.93  $  21.24   $  17.16   $ 22.68  $  23.44 $ 17.19
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .23       .39       .355       .33       .32     .25
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   .02      7.04      4.080     (5.08)      .57    6.64
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 .25      7.43      4.435     (4.75)      .89    6.89
----------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                --      (.36)     (.355)     (.35)     (.32)   (.24)
  Distributions from Realized Capital Gains           --     (1.38)        --      (.42)    (1.33)   (.40)
----------------------------------------------------------------------------------------------------------
    Total Distributions                               --     (1.74)     (.355)     (.77)    (1.65)   (.64)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   27.18  $  26.93   $  21.24   $ 17.16  $  22.68 $ 23.44
==========================================================================================================

TOTAL RETURN*                                      0.93%    35.08%     25.83%   -21.20%     3.80%   40.32%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $   1,364  $  1,281   $    973   $   760  $  1,090 $    989
  Ratio of Total Expenses to
    Average Net Assets                           0.38%**     0.41%      0.48%     0.41%     0.38%    0.39%
  Ratio of Net Investment Income to
    Average Net Assets                           1.60%**     1.52%      1.63%     1.46%     1.36%    1.36%
  Portfolio Turnover Rate                          16%**       24%        18%       22%       19%      15%
==========================================================================================================
 *Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2001, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the fund had contributed capital of $260,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.3% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $44,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended July 31, 2001, the fund purchased $217,547,000 of investment securities and sold $102,955,000 of investment securities other than temporary cash investments.

     During the six months ended July 31, 2001, the fund realized net foreign currency losses of $141,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     At January 31, 2001, the fund had available realized capital losses of $3,647,000, which are available to offset future net capital gains.

F. At July 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $335,883,000, consisting of unrealized gains of $358,075,000 on securities that had risen in value since their purchase and $22,192,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at July 31, 2001, was $24,605,000, for which the fund held cash collateral of $25,334,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group .
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
THE VANGUARD GROUP(R) LOGO
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q512 092001

VANGUARD(R)PRECIOUS METALS FUND

[PHOTO OF COMPASS/SHIP]

SEMIANNUAL REPORT JULY 31, 2001

STOCK

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* Vanguard Precious Metals Fund returned 3.5% during the six months ended July 31, 2001, outpacing the broad U.S. market but trailing the results of its average peer and its benchmark index.

* Despite generally flat gold prices, gold-mining stocks were among the market's best performers during the first half of the fund's fiscal year.

* Shareholders overwhelmingly approved a proposal to give the investment adviser greater flexibility in selecting precious metals stocks.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profile

 8 Glossary of Investment Terms

 9 Performance Summary

10 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

     Precious metals stocks enjoyed relatively strong returns during the six months ended July 31, 2001. Even as the broad U.S. stock market delivered a double-digit loss, VANGUARD PRECIOUS METALS FUND returned 3.5%. Unfortunately, this result trailed the returns of both the average gold- oriented mutual fund and the fund's unmanaged benchmark index.


TOTAL RETURNS                             SIX MONTHS ENDED
                                             JULY 31, 2001
----------------------------------------------------------
Vanguard Precious Metals Fund                         3.5%
Average Gold-Oriented Fund*                           7.2
Salomon Smith Barney World Gold Index                 4.3
Wilshire 5000 Index                                 -10.8
----------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for your fund, its average competitor, and the Salomon Smith Barney World Equity Gold Index, the benchmark we consider the "best fit" for the fund. We also present the return of the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index.

     The fund's total return is based on an increase in net asset value from $7.51 per share on January 31, 2001, to $7.66 per share on July 31, 2001, and is adjusted for a distribution of net investment income equal to $0.10 per share.

FINANCIAL MARKETS IN REVIEW

During the six months ended July 31, the U.S. economic engine sputtered but did not stall. According to an early estimate, the nation's gross domestic product grew at a rather anemic 0.2% annual rate during the second quarter of 2001--a mere fraction of the 5.7% rate recorded during the same period a year


MARKET BAROMETER                                                  TOTAL RETURNS
                                                    PERIODS ENDED JULY 31, 2001

                                                    SIX       ONE         FIVE
                                                 MONTHS      YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -10.8%      -14.3%      15.3%
Russell 2000 Index (Small-caps)                   -3.9        -1.7       10.4
Wilshire 5000 Index (Entire market)              -10.8       -15.0       13.9
MSCI EAFE Index (International)                  -15.9       -21.4        3.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        4.2%       12.7%       7.9%
Lehman 10 Year Municipal Bond Index                2.9         9.5        6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.3         5.5        5.2
================================================================================
CPI
Consumer Price Index                               1.4%        2.7%       2.5%
--------------------------------------------------------------------------------
*Annualized.

earlier. It was spending by individual consumers and the government sector that was responsible for the modest growth. Corporate America was not spending:
Business investment in new equipment and plants declined sharply, and inventories also shrank.

     Businesses were reining in their expenditures because less money was coming in. Corporate earnings plummeted during the six months. Estimated earnings for companies in the Standard & Poor's 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.

     In contrast, consumer spending, while not as robust as it had been in the past few years, remained remarkably strong, especially in light of reports about rising unemployment. Incomes continued to increase overall, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere. Many borrowed against their homes to buy big-ticket items such as cars. Still, reports suggested that consumers' confidence in the economy had waned, and that it could drop further if the employment situation worsened or if real estate values fell.

     The unemployment rate reached 4.5% during the spring--still relatively benign in historical terms but up from the 30-year lows seen in 2000. Job losses were concentrated in the manufacturing sector, where many companies laid off workers because orders had dried up.

     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January.

     Broad U.S. stock market indexes fell sharply during the half-year, though not as steeply as overall corporate profits. Both the Wilshire 5000 Index and the S&P 500 Index returned -10.8%. Certain market segments and industries held up well, however. Smaller and mid-sized value stocks--those seen as "cheap" relative to earnings and other measures--posted gains. For example, small-capitalization value stocks, as measured by the Russell 2000 Value Index, returned 7.2%.

--------------------------------------------------------------------------------
Broad U.S. stock market indexes fell sharply during the half-year, though not as steeply as overall corporate profits.
--------------------------------------------------------------------------------

     Most international markets recorded negative returns in local currencies. For U.S. investors, those losses were made worse by a stronger dollar, which diminishes returns from abroad. Developed markets returned a dreadful -15.9%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     By contrast, the U.S. fixed income market had a profitable and relatively placid half-year. Corporate bonds generally outperformed Treasury securities during the six months, and the Lehman Brothers Aggregate Bond Index returned 4.2%. However, high-yield "junk" bonds suffered as investors fretted about the slowing economy's impact on corporate finances, pushing the Lehman High Yield Index to a -1.9% return. Yields on Treasury securities--which move in the opposite direction from prices--declined across all maturities, most steeply at the short end of the spectrum. The yield of the 30-year U.S. Treasury bond fell 3 basis points to 5.50%, and the yield of the 10-year Treasury note dipped 11 basis points to 5.04%. The yield of the 90-day Treasury bill, which slightly lags the Fed's interest rate moves, fell 145 basis points to 3.52%.

PERFORMANCE OVERVIEW

Although your fund's 3.5% return was strong relative to the weak U.S. stock market, it lagged the returns of the average peer and benchmark index.

     Unlike many competing funds, your fund does not focus primarily on gold investments, but holds a varied group of precious metals mining companies. The broader approach is intended to moderate risk over time in this volatile sector. During the past six months, however, the variety of its holdings did not boost the fund's return. Despite flat gold prices, gold-mining stocks rallied, benefiting from industry consolidation and perhaps from the perception of gold as a haven in a slowing global economy. Other precious metals stocks declined as rising supplies put downward pressure on the prices of metals such as platinum and palladium.

--------------------------------------------------------------------------------
The Precious Metals Fund posted a 3.5% return--a solid result in absolute terms, but a weak one relative to benchmarks.
--------------------------------------------------------------------------------

     The divergent performances of gold and other metals created a challenge for your fund. During the half-year, the Precious Metals Fund held an average of 25% of its assets in big South African platinum and palladium mining companies. As the metals' prices declined, the fund fell behind its benchmark and average rival, both of which are dominated by gold-mining stocks.

     In line with our report to you earlier this year, your fund's name was changed from Vanguard Gold and Precious Metals Fund to Vanguard Precious Metals Fund on May 31. This change better aligns the fund's name with its broad-based objective.

--------------------------------------------------------------------------------
Precious metals stocks account for a very small portion of the overall stock market.
--------------------------------------------------------------------------------

IN SUMMARY

     Precious metals stocks represent a very small portion of the overall stock market. Indeed, according to an August 13, 2001, article in Barron's, the market value of the entire gold-mining industry is less than that of the Walt Disney Company. Although a well-managed, low-cost precious metals fund can offer a unique diversification opportunity, it is important to remember that sector funds entail significant risks. They should rarely represent a significant portion of your assets.

     We suggest that you design a balanced investment program with a broadly diversified mix of stock funds, bond funds, and short-term investments appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 15, 2001





--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting on May 22, 2001, shareholders of Vanguard Precious Metals Fund overwhelmingly approved a proposal to change the fund's classification with the Securities and Exchange Commission from "diversified" to "nondiversified." The change gives the investment adviser greater flexibility in choosing securities within this small sector of the stock market. The change was approved by 92.9% of the shares voted, as follows:

             ---------------------------------------------
             FOR                 AGAINST           ABSTAIN
             ---------------------------------------------
             24,130,258        1,341,927           514,106
             ---------------------------------------------

REPORT
  FROM THE ADVISER                                M&G INVESTMENT MANAGEMENT LTD.

During the six months ended July 31, 2001, VANGUARD PRECIOUS METALS FUND returned 3.5%, falling short of the returns of its average mutual fund peer (+7.2%) and its unmanaged benchmark index (+4.3%).


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize precious metals stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

While the price of gold was basically unchanged over the six months, gold stocks performed strongly. Share prices of gold companies benefited from the sector's perceived status as a haven at a time of troubled stock markets as well as from takeover speculation in the industry. Over the past five years, falling gold prices have forced companies to cut costs and consolidate. In June, Barrick Gold combined with Homestake Mining, following on the heels of January's merger of Newmont Mining and Battle Mountain Gold. Two Australian companies, Delta Gold and Goldfields, have been holding merger talks.

OUR SUCCESSES AND SHORTFALLS

Over the past few years, the fund's returns were boosted by its relatively high exposure to diversified resource companies. During the past six months, however, this exposure hampered performance because gold stocks outperformed other mining stocks.

     The strongest performers in the portfolio were pure gold producers such as Lihir Gold, Delta Gold, and, more recently, Meridian Gold. Going forward, these stocks should benefit considerably from any increase in prices. Investors were also well rewarded by a holding in De Beers, which was taken private at a premium.

     After performing very well in recent years, platinum stocks proved a drag on our fund during the six months. The price of platinum fell because of concerns about weakening demand in Japan, lower growth of retail sales globally, and potential new mining legislation in South Africa, which would mostly affect platinum producers.

THE FUND'S POSITIONING

During the half-year, we focused on increasing the fund's exposure to gold stocks and reducing holdings in more widely diversified resource companies.

We sold or reduced holdings in M.I.M. Holdings, WMC, Rio Tinto, Anglo American Platinum, and Stillwater Mining. The proceeds from these sales were invested in pure gold shares such as Newmont Mining and Barrick Gold.

     We have been switching back into pure gold stocks because we believe that fundamentals for gold are beginning to improve and that consolidation is starting to lead to the necessary concentration among fewer players. Furthermore, should equity markets continue to decline, gold could keep profiting from its reputation as a refuge.

GRAHAM E. FRENCH,  PORTFOLIO MANAGER

AUGUST 16, 2001

FUND PROFILE                                                 AS OF JULY 31, 2001
 FOR PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 8.

---------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                 WILSHIRE
                                        FUND         5000
---------------------------------------------------------
Number of Stocks                          37       6,302
Median Market Cap                      $2.1B      $35.6B
Price/Earnings Ratio                   N.M.*       27.5x
Price/Book Ratio                        2.8x        3.4x
Return on Equity                       -4.2%       23.0%
Earnings Growth Rate                   16.0%       16.2%
Foreign Holdings                       77.8%        0.0%
Turnover Rate                          69%**          --
Expense Ratio                        0.64%**          --
---------------------------------------------------------
*N.M.: Not meaningful.


--------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Impala Platinum Holdings Ltd. ADR      10.9%
Anglo American Platinum Corp. ADR       7.5
Homestake Mining Co.                    7.5
Barrick Gold Corp.                      6.4
Franco-Nevada Mining Corp., Ltd.        6.1
Lihir Gold Ltd.                         6.0
Aber Diamond Corp.                      5.9
Normandy Mining Ltd.                    5.7
Delta Gold Ltd.                         5.7
Lonmin PLC                              4.5
--------------------------------------------
Top Ten                                66.2%
--------------------------------------------

----------------------------------
VOLATILITY MEASURES
                          WILSHIRE
                   FUND       5000
----------------------------------
R-Squared          0.18       1.00
Beta               0.88       1.00
----------------------------------


-----------------------------
COUNTRY DIVERSIFICATION
 (% OF TOTAL NET ASSETS)

Australia               24.0%
Canada                  20.8
United States           20.7
South Africa            19.6
United Kingdom           6.8
Ghana                    1.4
-----------------------------
Subtotal                93.3%
-----------------------------
Bullion                  0.3
Cash Investments         6.4
-----------------------------
Total                  100.0%
-----------------------------
**Annualized.

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR PRECIOUS METALS FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JANUARY 31, 1991-JULY 31, 2001

                                     SALOMON SMITH
                        PRECIOUS      BARNEY WORLD
                     METALS FUND       GOLD INDEX

1992                    16.7               10.9
1993                   -20.6              -23.3
1994                    89.2              121.5
1995                   -19.2              -21.1
1996                    33.2               34.7
1997                   -20.5              -14.9
1998                   -29.8              -31.2
1999                   -11.1              -19.4
2000                    17.5               14.2
2001                     0.7                0.5
2002**                   3.5                4.3
--------------------------------------------------------------------------------
 *MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World Gold Index thereafter.
**Six months ended July 31, 2001.
See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2001*

                         INCEPTION                              10 YEARS
                                                         ----------------------
                              DATE    1 YEAR   5 YEARS   CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------
Precious Metals Fund**   5/23/1984    25.36%    -6.56%   -1.60%    2.09%  0.49%
--------------------------------------------------------------------------------
 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 JULY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
PRECIOUS METALS FUND                                SHARES               (000)
------------------------------------------------------------------------------
COMMON STOCKS (93.3%)
------------------------------------------------------------------------------
AUSTRALIA (24.0%)
* Lihir Gold Ltd.                          $    42,000,000     $        18,535
  Normandy Mining Ltd.                          30,000,000              17,653
* Delta Gold Ltd.                               20,840,336              17,443
  Iluka Resources Ltd.                           3,750,000               8,427
  Goldfields Ltd.                                5,163,227               4,871
  Sons of Gwalia Ltd.                            1,100,000               4,576
  Rio Tinto Ltd.                                   100,000               1,679
* Aurora Gold Ltd.                               9,950,000                 505
* Tanami Gold NL                                 5,600,000                 341
* Bougainville Copper Ltd.                       2,000,000                 152
* Star Mining Corp. NL                           5,000,000                   8
* Cape Tel Ltd.                                    127,230                   2
* Cape Tel Ltd. Newco Shares                       12,723                    1
* Australian Resources Ltd.                     16,250,000                  --
                                                               ---------------
                                                               $        74,193
                                                               ---------------
CANADA (20.8%)
* Franco-Nevada Mining Corp., Ltd.               1,450,000              18,927
* Aber Diamond Corp.                             1,750,000              18,206
  Barrick Gold Corp.                               820,000              12,179
  Placer Dome Inc.                               1,000,000              10,044
* Inco Ltd.                                        250,000               4,210
* Geomaque Explorations Ltd.                     3,000,000                 540
* Itemus Inc.                                      100,000                   2
* Princess Resources Ltd.                        6,000,000                  --
                                                               ---------------
                                                               $        64,108
                                                               ---------------
GHANA (1.4%)
* Ashanti Goldfields Co., Ltd. GDR               1,250,000     $         4,312
                                                               ---------------
SOUTH AFRICA (19.6%)
  Impala Platinum Holdings Ltd. ADR                775,000              33,664
  Anglo American Platinum Corp. ADR                653,400              23,196
  Anglogold Ltd. ADR                               200,000               3,552
                                                               ---------------
                                                               $        60,412
                                                               ---------------
UNITED KINGDOM (6.8%)
  Lonmin PLC                                     1,100,000              14,023
  Rio Tinto PLC                                    250,000               4,204
  Anglo American PLC ADR                           220,456               2,901
                                                               ---------------
                                                               $        21,128
                                                               ---------------
UNITED STATES (20.7%)
  Homestake Mining Co.                           2,950,000              23,010
* Meridian Gold Co.                              1,500,000              13,335
  Newmont Mining Corp.                             600,000              11,220
  Barrick Gold Corp.                               500,000               7,445
  Royal Gold, Inc.                                 800,000               3,624
  Freeport-McMoRan Copper &
    Gold, Inc. Gold Denomination
     Shares Pfd.                                   150,000               3,300

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                    SHARES               (000)
------------------------------------------------------------------------------
* Stillwater Mining Co.                             50,000               1,290
* Freeport-McMoRan Copper &
    Gold, Inc. Class A                              50,000                 488
* Crown Resources Corp.                            400,000                  76
* Atlas Minerals Inc.                               33,333                   3
                                                               ---------------
                                                               $        63,791
                                                               ---------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $321,172)                                              $       287,944
------------------------------------------------------------------------------
PRECIOUS METALS (0.3%)
------------------------------------------------------------------------------
* Platinum Bullion (2,009 Ounces)                                          947
------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
  (COST $1,213)                                                            947
------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)
-------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.89%, 8/1/2001--Note F                  $         5,086     $         5,086
  3.90%, 8/1/2001                                   14,602              14,602
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $19,688)                                               $        19,688
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $342,073)                                              $       308,579
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
Other Assets--Note C                                                     6,612
Liabilities--Note F                                                     (6,601)
                                                               ---------------
                                                               $            11
                                                               ---------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 40,274,387 outstanding
  $.001 par value shares of beneficial interest
  (UNLIMITED AUTHORIZATION)                                    $       308,590
===============================================================================

NET ASSET VALUE PER SHARE                                      $          7.66
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

------------------------------------------------------------------------------
                                                    AMOUNT                 PER
                                                     (000)               SHARE
------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $       459,698     $        11.41
Undistributed Net Investment
  Income--Note D                                     4,928                .12
Accumulated Net Realized
  Losses--Note D                                 (122,541)              (3.04)
Unrealized Depreciation--Note E
  Investment Securities                           (33,494)               (.83)
  Foreign Currencies                                   (1)                  --
------------------------------------------------------------------------------
NET ASSETS                                 $       308,590     $          7.66
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency Gains (Losses) on the translation of other assets and liabilities are shown separately.

------------------------------------------------------------------------------
                                                          PRECIOUS METALS FUND
                                                SIX MONTHS ENDED JULY 31, 2001
                                                                         (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                   $        8,688
  Interest                                                                215
  Security Lending                                                         43
------------------------------------------------------------------------------
    Total Income                                               $        8,946
------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        351
  The Vanguard Group--Note C
    Management and Administrative                                         582
    Marketing and Distribution                                             18
  Custodian Fees                                                           21
  Auditing Fees                                                             6
  Shareholders' Reports                                                    13
  Annual Meeting and Proxy Costs                                           14
------------------------------------------------------------------------------
    Total Expenses                                             $        1,005
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          $        7,941
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            1,464
  Foreign Currencies                                                      (61)
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                       $        1,403
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 1,629
  Foreign Currencies                                                       (1)
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                               $        1,628
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                  $       10,972
==============================================================================
*Dividends are net of foreign withholding taxes of $44,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          PRECIOUS METALS FUND
                                                      --------------------------
                                             SIX MONTHS                     YEAR
                                                  ENDED                    ENDED
                                          JULY 31, 2001            JAN. 31, 2001
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $      7,941        $          8,849
  Realized Net Gain (Loss)                       1,403                  (8,375)
  Change in Unrealized Appreciation
    (Depreciation)                               1,628                  (1,138)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Net Assets Resulting from Operations        10,972                    (664)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (4,110)                  (8,252)
  Realized Capital Gain                             --                       --
--------------------------------------------------------------------------------
    Total Distributions                         (4,110)                  (8,252)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        38,947                   60,887
  Issued in Lieu of Cash Distributions           3,766                    7,563
  Redeemed*                                    (48,391)                 (92,655)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions                  (5,678)                 (24,205)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                      1,184                  (33,121)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          307,406                  340,527
--------------------------------------------------------------------------------
  End of Period                           $    308,590         $        307,406
================================================================================

1Shares Issued (Redeemed)
  Issued                                         4,934                    8,662
  Issued in Lieu of Cash Distributions             538                    1,060
  Redeemed                                      (6,125)                 (13,205)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                           $       (653)        $         (3,483)
================================================================================
*Net of redemption fees of $91,000 and $185,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


----------------------------------------------------------------------------------------------------------
                                                                         PRECIOUS METALS FUND
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED -------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 2001      2001       2000      1999      1998     1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    7.51  $   7.67   $   6.61 $   7.53  $  10.94  $ 14.07
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                .19      .22        .11       .10       .14      .13
Net Realized and Unrealized Gain (Loss)
  on Investments                                     .06     (.18)       1.05     (.93)    (3.42)   (2.98)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 .25      .04        1.16     (.83)    (3.28)   (2.85)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.10)     (.20)      (.10)     (.09)     (.13)    (.21)
  Distributions from Realized Capital Gains          --        --         --        --        --     (.07)
----------------------------------------------------------------------------------------------------------
    Total Distributions                            (.10)     (.20)      (.10)     (.09)     (.13)    (.28)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  7.66    $  7.51    $  7.67  $   6.61  $   7.53  $ 10.94
==========================================================================================================

TOTAL RETURN*                                     3.45%     0.67%     17.49%    -11.06%  -29.85%  -20.51%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $    309   $   307    $   341  $    310  $    327  $   463
  Ratio of Total Expenses to
    Average Net Assets                          0.64%**     0.65%      0.77%     0.77%     0.62%    0.50%
  Ratio of Net Investment Income to
    Average Net Assets                          5.04%**     2.94%      1.42%     1.33%     1.41%    1.07%
  Portfolio Turnover Rate                         69%**       17%        28%       23%       26%      19%
==========================================================================================================
 *Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals Fund (formerly Vanguard Gold and Precious Metals Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2001, the investment advisory fee represented an effective annual rate of 0.22% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended July 31, 2001, the fund purchased $106,356,000 of investment securities and sold $122,359,000 of investment securities other than temporary cash investments.

     During the six months ended July 31, 2001, the fund realized net foreign currency losses of $61,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     At January 31, 2001, the fund had available realized losses of $124,005,000 to offset future net capital gains of $2,873,000 through January 31, 2005, $19,472,000 through January 31, 2006, $67,666,000 through January 31, 2007,
$13,355,000 through January 31, 2008,  $14,323,000 through January 31, 2009, and
$6,316,000 through January 31, 2010.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at July 31, 2001, was $2,153,000; this amount has been included in distributions from net investment income.

E. At July 31, 2001, net unrealized depreciation of investment securities for federal income tax purposes was $35,647,000, consisting of unrealized gains of $52,192,000 on securities that had risen in value since their purchase and $87,839,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note D.)

F. The market value of securities on loan to broker/dealers at July 31, 2001, was $4,749,000, for which the fund held cash collateral of $5,086,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
THE VANGUARD GROUP(R) LOGO
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All
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WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q532 092001

VANGUARD(R)REIT INDEX FUND

[PHOTO OF COMPASS/SHIP]

SEMIANNUAL REPORT JULY 31, 2001

STOCK

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

     As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* With a six-month return of 7.3%, Vanguard REIT Index Fund outpaced its average competitor and the broad stock market.

* REITs continued to exhibit strong earnings growth, though not as strong as during the last fiscal year.

* There was some weakening in the office real estate market. With a smaller stake in office REITs than many of its peers, your fund had a stronger relative performance.

CONTENTS

 1 Letter from the Chairman

 5 Fund Profile

 6 Glossary of Investment Terms

 7 Performance Summary

 8 Financial Statements

16 Advantages of Vanguard.com


LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

While the broader stock market struggled during the six months ended July 31, 2001, real estate investment trusts continued to provide excellent returns. VANGUARD REIT INDEX FUND posted a 7.3% return during its fiscal half-year, coming up just shy of the return of its target index, but topping the returns of its average peer fund and the overall market.

TOTAL RETURNS                       SIX MONTHS ENDED
                                       JULY 31, 2001
----------------------------------------------------
Vanguard REIT Index Fund                        7.3%
Average Real Estate Fund*                       5.3
Morgan Stanley REIT Index                       7.4
Wilshire 5000 Index                           -10.8
----------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table above shows the six-month total returns (capital change plus reinvested dividends) for your fund and its comparative measures. For reference, we also provide the return of the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index.

     The fund's total return is based on an increase in net asset value from $11.61 per share on January 31, 2001, to $12.14 per share on July 31, 2001, and is adjusted for dividends totaling $0.31 per share paid from net investment income.

FINANCIAL MARKETS IN REVIEW

During the six months ended July 31, the U.S. economic engine sputtered. The nation's gross domestic product grew at a minuscule 0.2% annual rate during the second quarter of 2001--a mere fraction of the 5.7% annual rate recorded during the same period a year earlier. It was spending by individual consumers and the government sector that was responsible for keeping the economy


MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2001

                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -10.8%       -14.3%        15.3%
Russell 2000 Index (Small-caps)                  -3.9         -1.7         10.4
Wilshire 5000 Index (Entire market)             -10.8        -15.0         13.9
MSCI EAFE Index (International)                 -15.9        -21.4          3.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       4.2%        12.7%         7.9%
Lehman 10 Year Municipal Bond Index               2.9          9.5          6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.3          5.5          5.2
================================================================================
CPI
Consumer Price Index                              1.4%         2.7%         2.5%
--------------------------------------------------------------------------------
*Annualized.

from shrinking. Corporate America was not spending: Business investment in new equipment and plants declined sharply, and inventories also shrank.

     Businesses were reining in their expenditures because they had overspent on capital goods in the past. Corporate earnings plummeted during the six months. Estimated earnings for companies in the Standard & Poor's 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.

--------------------------------------------------------------------------------
Corporate earnings plummeted during the six months.
--------------------------------------------------------------------------------

     In contrast, consumer spending, while not as robust as it had been in the past few years, remained remarkably strong, especially in light of reports about rising unemployment. Incomes continued to increase overall, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere. Many borrowed against their homes to buy big-ticket items such as cars. Still, reports suggested that consumers' confidence in the economy has waned, and that it could drop further if the employment situation worsened or if real estate values fell.

     The unemployment rate reached 4.5% during the spring--still relatively benign in historical terms but up from the 30-year lows seen in 2000. Job losses were concentrated in the manufacturing sector, where many companies furloughed workers because orders had dried up.

     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January.

     Broad U.S. stock market indexes fell sharply during the half-year, although not as steeply as overall corporate profits. Both the Wilshire 5000 Index and the S&P 500 Index returned -10.8%. Certain market segments and industries held up well, however. Smaller and mid-size value stocks--those seen as "cheap" relative to earnings and other measures--posted gains. For example, small-capitalization value stocks, as measured by the Russell 2000 Value Index, returned 7.2%.

     The U.S. fixed income market also had a profitable and relatively placid half-year. Corporate bonds generally outperformed Treasury securities during the six months, and the Lehman Brothers Aggregate Bond Index returned 4.2%. However, high-yield "junk" bonds suffered as investors fretted about the slowing economy's impact on corporate finances, pushing the Lehman High Yield Index to a -1.9% return. Yields on Treasury securities--which move in the opposite direction from prices--declined across all maturities, most steeply at the short end of the spectrum. The yield of the 30-year U.S. Treasury bond fell 3 basis points to 5.50%, and the yield of the 10-year Treasury note dipped 11 basis points to 5.04%. The yield of the 90-day Treasury bill, which slightly lags the Fed's interest rate moves, fell 145 basis points to 3.52%.

PERFORMANCE OVERVIEW

Real estate investments were a bright spot for equity investors during the half-year. Vanguard REIT Index Fund's 7.3% return was more than 18 percentage points higher than that of the Wilshire 5000 Index, and it was 2 percentage points higher than the average return of its peer funds.

     Real estate companies generally posted higher earnings, in contrast to many other businesses. According to the National Association of Real Estate Investment Trusts, earnings from REITs and publicly traded real estate companies in first-quarter 2001 were more than 7% above those in first-quarter 2000. In contrast, the companies within the S&P 500 Index reported a -23% decline in operating earnings during the same period. REITs' relatively high yields, especially in a period of rapidly declining interest rates, also boosted these securities.

--------------------------------------------------------------------------------
The REIT Index Fund outpaced the broad market by more than 18 percentage points.
--------------------------------------------------------------------------------

     The picture was not uniformly rosy for REITs during the six months. With corporate layoffs increasing, office vacancies were on the rise. Many office REITs saw declines or only modest increases in their share prices. Your fund outpaced the average competitor partly because it held a somewhat smaller portion of its assets in office REITs.

     The REIT Index Fund lagged its target index by a small margin roughly equal to its operating costs. Indexes are theoretical constructs that do not incur real-world operating costs, which a mutual fund must bear. Your fund's tight tracking of its target index testifies to the expertise of its adviser, Vanguard Quantitative Equity Group.

--------------------------------------------------------------------------------
Your fund closely tracked its index, lagging by a margin roughly equal to its operating costs.
--------------------------------------------------------------------------------

     Historically, there has been a low correlation between real estate equities and the rest of the stock market in terms of performance. In the past, when the broad market faltered, real estate stocks sometimes gained, as they did in 2000 and have done so far this year. The reverse is true as well, of course: When the broad market has performed strongly, real estate stocks have often lagged, as happened in 1998 and 1999. However, past trends do not necessarily predict the future. Whether this low correlation will last remains to be seen. If economic conditions worsen, it's unlikely that real estate will remain an oasis of strength.

IN SUMMARY

As Vanguard REIT Index Fund has demonstrated, broad-based sector funds can play a useful role in diversifying a portfolio. However, funds that concentrate their investments in a particular market segment or industry should supplement, not substitute for, an overall mix of broadly diversified stock, bond, and money market funds. A balanced portfolio, with an asset mix appropriate to your goals, time horizon, and risk tolerance, can help you to weather market turbulence en route to accomplishing your long-term investment objectives. Thank you for entrusting your hard-earned dollars to Vanguard.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 16, 2001

FUND PROFILE                                                 AS OF JULY 31, 2001
 FOR REIT INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 6.

--------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          WILSHIRE
                                  FUND        5000
--------------------------------------------------
Number of Stocks                   114       6,302
Median Market Cap                $1.9B      $35.6B
Price/Earnings Ratio             16.3x       27.5x
Price/Book Ratio                  1.5x        3.4x
Yield                            7.1%*        1.3%
Return on Equity                 11.6%       23.0%
Earnings Growth Rate             12.4%       16.2%
Foreign Holdings                  0.0%        0.0%
Turnover Rate                     9%**         ---
Expense Ratio                  0.28%**         ---
Cash Investments                  2.2%         ---
--------------------------------------------------


------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT         9.1%
Equity Residential Properties Trust REIT    5.6
Simon Property Group, Inc. REIT             3.7
ProLogis Trust REIT                         2.8
Public Storage, Inc. REIT                   2.7
Boston Properties, Inc. REIT                2.6
Vornado Realty Trust REIT                   2.5
Apartment Investment & Management Co.
 Class A REIT                               2.5
Avalonbay Communities, Inc. REIT            2.4
Archstone Communities Trust REIT            2.3
------------------------------------------------
Top Ten                                    36.2%
------------------------------------------------


-----------------------------------
VOLATILITY MEASURES
                           WILSHIRE
                FUND           5000
-----------------------------------
R-Squared       0.01           1.00
Beta            0.14           1.00
-----------------------------------


-----------------------------
FUND ALLOCATION BY REIT TYPE

Apartments              24.0%
Office                  23.4
Retail                  19.2
Industrial              15.0
Diversified             11.9
Hotels                   6.5
-----------------------------
Total                  100.0%
-----------------------------

------------------------
INVESTMENT FOCUS

MARKET CAP      SMALL
STYLE           VALUE
------------------------
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
**Annualized.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR REIT INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                         MAY 13, 1996-JULY 31, 2001

                            REIT                MORGAN
                           INDEX               STANLEY
                            FUND            REIT INDEX

1997                        30.3                  30.7
1998                        17.1                  16.5
1999                       -17.3                 -17.6
2000                        -1.0                  -1.2
2001                        26.1                  26.1
2002                         7.3                   7.4
--------------------------------------------------------------------------------
*Six months ended July 31, 2001.
See Financial Highlights table on page 13 for dividend, capital gains, and return-of-capital information since the fund's inception.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2001*

                                                            SINCE INCEPTION
                       INCEPTION                    ----------------------------
                            DATE  1 YEAR   5 YEARS   CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
REIT Index Fund**      5/13/1996  22.75%    10.99%     4.39%     6.84%   11.23%
--------------------------------------------------------------------------------
 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL STATEMENTS
 JULY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
REIT INDEX FUND                                      SHARES               (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.8%)
--------------------------------------------------------------------------------
  Equity Office Properties
    Trust REIT                                $   3,667,850       $     110,109
  Equity Residential Properties
    Trust REIT                                    1,200,254              68,054
  Simon Property Group,
    Inc. REIT                                     1,570,256              44,517
  ProLogis Trust REIT                             1,573,668              33,362
  Public Storage, Inc. REIT                       1,090,299              32,186
  Boston Properties, Inc. REIT                      815,167              31,425
  Vornado Realty Trust REIT                         785,770              30,362
  Apartment Investment &
    Management Co. Class A REIT                     645,323              29,827
  Avalonbay Communities, Inc. REIT                  606,619              29,027
  Archstone Communities Trust REIT                1,110,640              28,332
  Duke Realty Corp. REIT                          1,154,250              28,152
  Kimco Realty Corp. REIT                           574,955              26,908
  Host Marriott Corp. REIT                        2,113,057              26,730
  Crescent Real Estate, Inc. REIT                   988,056              23,842
  AMB Property Corp. REIT                           768,192              19,205
  Liberty Property Trust REIT                       635,998              18,826
  Rouse Co. REIT                                    622,350              17,115
  General Growth Properties
    Inc. REIT                                       473,773              17,108
  CarrAmerica Realty Corp. REIT                     570,655              17,034
  Arden Realty Group, Inc. REIT                     575,538              14,619
  Hospitality Properties Trust REIT                 510,890              14,330
  Mack-Cali Realty Corp. REIT                       512,683              14,201
  Camden Property Trust REIT                        366,982              13,743
  Post Properties, Inc. REIT                        356,317              13,362
  Regency Centers Corp. REIT                        519,413              13,359
  Franchise Finance Corp. of
    America REIT                                    508,920              13,079
  Weingarten Realty
    Investors REIT                                  292,473              13,074
  United Dominion Realty
    Trust REIT                                      915,645              12,819
  BRE Properties Inc. Class A REIT                  419,464              12,735
  Highwood Properties, Inc. REIT                    497,442              12,710
  New Plan Excel Realty
    Trust REIT                                      788,648              12,658
  Cousins Properties, Inc. REIT                     447,201              11,229
  First Industrial Realty Trust REIT                349,317              10,968
  FelCor Lodging Trust, Inc. REIT                   478,929              10,412
  Charles E. Smith Residential
    Realty, Inc. REIT                               205,437              10,255
  HRPT Properties Trust REIT                      1,181,049              10,192
  Prentiss Properties Trust REIT                    329,968               8,909
  Reckson Associates Realty
    Corp. REIT                                      401,536               8,894

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                     SHARES               (000)
--------------------------------------------------------------------------------
  CenterPoint Properties
    Corp. REIT                                $     186,968       $       8,834
  Storage USA, Inc. REIT                            245,452               8,787
    Developers Diversified Realty
  Corp. REIT                                        496,356               8,711
  MeriStar Hospitality Corp. REIT                   401,708               8,637
  Essex Property Trust, Inc. REIT                   167,868               8,544
  Shurgard Storage Centers, Inc.
    Class A REIT                                    269,199               8,036
  Cabot Industrial Trust REIT                       367,029               7,708
  Federal Realty Investment
    Trust REIT                                      358,014               7,697
  Realty Income Corp. REIT                          266,134               7,630
  Chateau Communities, Inc. REIT                    259,285               7,623
  Washington REIT                                   322,857               7,539
  The Macerich Co. REIT                             307,472               7,410
  Pan Pacific Retail Properties,
    Inc. REIT                                       283,429               7,256
  CBL & Associates Properties,
    Inc. REIT                                       229,286               7,071
  Brandywine Realty Trust REIT                      325,102               6,931
  Chelsea Property Group REIT                       144,047               6,900
  SL Green Realty Corp. REIT                        223,154               6,762
  Kilroy Realty Corp. REIT                          242,899               6,510
  Taubman Co. REIT                                  451,180               6,317
  Summit Properties, Inc. REIT                      240,544               6,278
  Gables Residential Trust REIT                     209,463               6,148
  Home Properties of New York,
    Inc. REIT                                       197,480               5,954
  PS Business Parks, Inc. REIT                      206,725               5,954
  Alexandria Real Estate Equities,
    Inc. REIT                                       145,515               5,719
  Sun Communities, Inc. REIT                        158,462               5,595
  Colonial Properties Trust REIT                    187,815               5,588
  Manufactured Home
    Communities, Inc. REIT                          190,594               5,417
  Mills Corp. REIT                                  217,084               4,962
  Cornerstone Realty Income
    Trust, Inc. REIT                                428,582               4,719
  Glimcher Realty Trust REIT                        267,988               4,647
  Glenborough Realty Trust,
    Inc. REIT                                       242,912               4,591
  Mid-America Apartment
    Communities, Inc. REIT                          157,354               4,052
  Koger Equity, Inc. REIT                           241,053               3,881
  AMLI Residential Properties
    Trust REIT                                      160,502               3,764
  Commercial Net Lease
    Realty REIT                                     273,615               3,762
  Innkeepers USA Trust REIT                         311,982               3,647
  Bedford Property Investors,
    Inc. REIT                                       167,636               3,520
  JDN Realty Corp. REIT                             294,741               3,513
  RFS Hotel Investors, Inc. REIT                    223,805               3,324
  JP Realty Inc. REIT                               145,988               3,315
  EastGroup Properties, Inc. REIT                   142,885               3,198
  Capital Automotive REIT                           187,760               3,190
  Pennsylvania REIT                                 141,143               3,091
  Parkway Properties Inc. REIT                       88,149               2,935
  Equity Inns, Inc. REIT                            330,583               2,896
  Town & Country Trust REIT                         143,975               2,894
  National Golf Properties, Inc. REIT               116,526               2,814
  Sovran Self Storage, Inc. REIT                    109,713               2,776
  LaSalle Hotel Properties REIT                     164,190               2,767
  Great Lakes, Inc. REIT                            149,818               2,637
  IRT Property Co. REIT                             272,633               2,604
  Reckson Associates Realty
    Corp. Class B REIT                              108,899               2,570
  Saul Centers, Inc. REIT                           127,541               2,372
  Lexington Corporate Properties
    Trust REIT                                      158,029               2,347
  Entertainment Properties
    Trust REIT                                      132,425               2,304
  Kramont Realty Trust REIT                         168,706               2,159
  U.S. Restaurant Properties,
    Inc. REIT                                       160,908               2,132
  Mission West Properties
    Inc. REIT                                       153,510               1,965
  Corporate Office Properties
    Trust, Inc. REIT                                185,444               1,947
  Crown American Realty
    Trust REIT                                      235,825               1,912
  Boykin Lodging Co. REIT                           154,465               1,869
  Investors Real Estate Trust REIT                  208,506               1,866
  Keystone Property Trust REIT                      140,600               1,833
  Prime Group Realty Trust REIT                     141,079               1,820
  Associated Estates Realty
    Corp. REIT                                      174,081               1,758

  Mid Atlantic Realty Trust REIT                    128,776               1,738
* Pinnacle Holdings Inc. REIT                       435,580               1,655
  Tanger Factory Outlet Centers,
    Inc. REIT                                        71,252               1,535
  Winston Hotels, Inc. REIT                         152,231               1,504
  Equity One, Inc. REIT                             116,647               1,350
  Pacific Gulf Properties, Inc. REIT                234,618               1,131
  Captec Net Lease Realty,
    Inc. REIT                                        85,335               1,036
  American Land Lease, Inc. REIT                     76,160               1,005
  Correctional Properties Trust REIT                 64,200                 971
  Center Trust, Inc. REIT                            30,945                 127
  Burnham Pacific Properties,
    Inc. REIT                                        18,634                  93
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
    (COST $1,114,092)                                             $   1,179,723
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE              MARKET
                                                     AMOUNT              VALUE*
REIT INDEX FUND                                       (000)               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.89%, 8/1/2001--Note E                     $       3,488               3,488
  3.90%, 8/1/2001                                    26,102              26,102
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $29,590)                                                  $      29,590
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $1,143,682)                                               $   1,209,313
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      4,792
Liabilities--Note E                                                      (8,288)
                                                                  --------------
                                                                  $      (3,496)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 99,343,521 outstanding
  $.001 par value shares of beneficial interest
    (UNLIMITED AUTHORIZATION)                                     $   1,205,817
================================================================================

NET ASSET VALUE PER SHARE                                         $       12.14
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.


--------------------------------------------------------------------------------
                                                     AMOUNT                  PER
                                                      (000)                SHARE
--------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                               $   1,177,620       $       11.86
Undistributed Net
    Investment Income                                3,408                  .03
Accumulated Net Realized Losses                     (40,842)               (.41)
Unrealized Appreciation--Note D                      65,631                 .66
--------------------------------------------------------------------------------
NET ASSETS                                    $   1,205,817       $       12.14
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                REIT INDEX FUND
                                                 SIX MONTHS ENDED JULY 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends $ 34,825
  Interest 488
  Security Lending 17
--------------------------------------------------------------------------------
    Total Income 35,330
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Fees                                                 10
    Management and Administrative                                         1,445
    Marketing and Distribution                                               71
Custodian Fees                                                               11
Auditing Fees                                                                 6
Shareholders' Reports                                                        16
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
    Total Expenses                                                $       1,560
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    33,770
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    3,180
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES                       $      42,554
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                     $      79,504
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        REIT INDEX FUND
                                              ----------------------------------
                                                 SIX MONTHS                YEAR
                                                      ENDED               ENDED
                                              JULY 31, 2001       JAN. 31, 2001
                                                      (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $      33,770       $      56,189
  Realized Net Gain (Loss)                            3,180               3,956
  Change in Unrealized Appreciation
    (Depreciation)                                   42,554             159,914
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                 $      79,504       $     220,059
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (29,614)            (57,697)
  Realized Capital Gain                                  --                  --
  Return of Capital                                      --             (15,818)
--------------------------------------------------------------------------------
    Total Distributions                             (29,614)            (73,515)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            123,088             291,949
  Issued in Lieu of Cash Distributions               24,680              62,084
  Redeemed*                                         (83,558)           (296,482)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                               64,210              57,551
--------------------------------------------------------------------------------
  Total Increase (Decrease)                         114,100             204,095
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             1,091,717             887,622
  End of Period                               $   1,205,817       $   1,091,717
================================================================================

1Shares Issued (Redeemed)
  Issued                                             10,405              26,821
  Issued in Lieu of Cash Distributions                2,096               5,632
  Redeemed                                           (7,187)            (27,976)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                               $       5,314       $       4,477
================================================================================
*Net of redemption fees of $104,000 and $293,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------
                                                                         REIT INDEX FUND
                                                                     YEAR ENDED JANUARY 31,              MAY 13,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED ---------------------------------------------- 1996* TO
THROUGHOUT EACH PERIOD                     JULY 31, 2001      2001       2000      1999      1998  JAN. 31, 1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   11.61  $   9.91   $  10.81   $ 13.98 $   12.64  $      10.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .350       .642       .660      .666      .590          .341
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  .490     1.878      (.780)   (3.026)    1.520         2.659
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                .840     2.520      (.120)   (2.360)    2.110         3.000
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.310)    (.644)     (.670)    (.666)    (.590)        (.341)
  Distributions from Realized Capital Gains           --        --         --        --     (.086)        (.005)
  Return of Capital                                   --     (.176)     (.110)    (.144)    (.094)        (.014)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                            (.310)    (.820)     (.780)    (.810)    (.770)        (.360)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   12.14  $  11.61   $   9.91   $ 10.81 $   13.98  $      12.64
===============================================================================================================

TOTAL RETURN**                                     7.34%    26.13%     -1.04%   -17.31%    17.08%        30.33%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $   1,206  $  1,092   $    888   $   904 $   1,317  $        655
  Ratio of Total Expenses
    to Average Net Assets                         0.28%+     0.33%      0.33%     0.26%     0.24%        0.36%+
  Ratio of Net Investment Income
    to Average Net Assets                         6.07%+     5.73%      5.98%     5.19%     4.66%        5.55%+
  Portfolio Turnover Rate                            9%+     21%++        12%       29%        2%            0%
===============================================================================================================

  *Inception.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.
++The portfolio turnover rate excluding in-kind redemptions was 14%.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     4. OTHER: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the fund had contributed capital of $228,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the six months ended July 31, 2001, the fund purchased $108,713,000 of investment securities and sold $50,552,000 of investment securities other than temporary cash investments.

     At January 31, 2001, the fund had available a capital loss carryforward of $44,022,000 to offset future net capital gains of $6,707,000 through January 31, 2007, and $37,315,000 through January 31, 2008.

D. At July 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $65,631,000, consisting of unrealized gains of $114,861,000 on securities that had risen in value since their purchase and $49,230,000 in unrealized losses on securities that had fallen in value since their purchase.

E. The market value of securities on loan to broker/dealers at July 31, 2001, was $3,272,000, for which the fund held cash collateral of $3,488,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE ADVANTAGES OF
GETTING CONNECTED
 VISIT VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online. Consider the benefits of using Vanguard.com. On our website, you can:

     **Choose  to  receive  all  fund  reports, as well as prospectuses, online.

     **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1232 092001

VANGUARD(R)HEALTH CARE FUND

[PHOTO OF COMPASS/SHIP]

SEMIANNUAL REPORT JULY 31, 2001

STOCK

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* Vanguard Health Care Fund posted a six-month return of 1.4%, which was well above the returns of its comparative measures and the broader stock market.

* The stocks of health care facilities and health and personal care companies made strong gains during the half-year, while pharmaceutical stocks faltered.

*    Broad  diversification   across  subsectors  helped  your  fund's  relative
     performance.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profile

 8 Glossary of Investment Terms

 9 Performance Summary

10 Financial Statements

18 Advantages of Vanguard.com

LETTER
 FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Like the broad stock market, health care stocks struggled during the six months ended July 31, 2001. In this difficult environment, VANGUARD HEALTH CARE FUND posted a return of 1.4%. While modest, it was well above the returns of our comparative measures.

     The table at right shows the six-month total returns (capital change plus reinvested dividends) for your fund, its average peer fund, its benchmark index, and the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index.


TOTAL RETURNS                                SIX MONTHS ENDED
                                                JULY 31, 2001
-------------------------------------------------------------
Vanguard Health Care Fund                                1.4%
Average Health/Biotechnology Fund*                      -7.6
S&P Health Sector Index                                 -3.6
Wilshire 5000 Index                                    -10.8
-------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's total return is based on a decline in net asset value from $123.04 per share on January 31, 2001, to $122.99 per share on July 31, 2001, and is adjusted for a dividend of $0.12 per share paid from net investment income and a distribution of $1.44 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

     During the six months ended July 31, the U.S. economic engine sputtered but did not stall. According to an early estimate, the nation's inflation-adjusted gross domestic product grew at an anemic 0.7% annual rate during the second quarter of 2001--a mere fraction of the 5.7% annual rate recorded during the same period a year earlier. It was spending by individual consumers and the government sector that was responsible for the modest growth. Corporate America was not spending: Business investment in new equipment and plants declined sharply, and inventories also shrank.

     Businesses were reining in their expenditures because less money was coming in. Corporate earnings plummeted during the six months. Estimated earnings for companies in the Standard & Poor's 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.

     In contrast, consumer spending, while not as robust as it had been in the past few years, remained remarkably strong, especially in light of reports about rising unemployment. Incomes continued to increase overall, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere. Many borrowed against their homes to buy big-ticket items, such as cars. Still, reports suggested that consumers' confidence in the economy has waned, and that it could drop further if the employment situation worsened or if real estate values fell.

     The unemployment rate reached 4.5% during the spring--still relatively benign in historical terms but up from the 30-year lows seen in 2000. Job losses were concentrated in the manufacturing sector, where many companies furloughed workers because orders had dried up.

MARKET BAROMETER                                                  TOTAL RETURNS
                                                    PERIODS ENDED JULY 31, 2001

                                                     SIX        ONE        FIVE
                                                  MONTHS       YEAR      YEARS*
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -10.8%     -14.3%       15.3%
Russell 2000 Index (Small-caps)                    -3.9       -1.7        10.4
Wilshire 5000 Index (Entire market)               -10.8      -15.0        13.9
MSCI EAFE Index (International)                   -15.9      -21.4         3.4
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)         4.2%      12.7%        7.9%
Lehman 10 Year Municipal Bond Index                 2.9        9.5         6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                          2.3        5.5         5.2
===============================================================================
CPI
Consumer Price Index                                1.4%       2.7%        2.5%
-------------------------------------------------------------------------------
*Annualized.


     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January.

     Broad U.S. stock market indexes fell sharply during the half-year, although not as steeply as overall corporate profits. Both the Wilshire 5000 Index and the S&P 500 Index returned -10.8%. Certain market segments and industries held up well, however. Smaller and mid-size value stocks--those seen as "cheap" relative to earnings and other measures--posted gains. For example, small-capitalization value stocks, as measured by the Russell 2000 Value Index, returned 7.2%.

     Most international markets recorded negative returns in local currencies. For U.S. investors, those losses were made worse by a stronger dollar, which diminishes returns from abroad. Developed markets returned a dreadful -15.9%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     By contrast, the U.S. fixed income market had a profitable and relatively placid half-year. Corporate bonds generally outperformed U.S. Treasury securities during the six months, and the Lehman Brothers Aggregate Bond Index returned 4.2%. However, high-yield "junk" bonds suffered as investors fretted about the slowing economy's impact on corporate finances, pushing the Lehman High Yield Index to a -1.9% return. Yields on Treasury securities--which move in the opposite direction from prices--declined across all maturities, most steeply at the short end of the spectrum. The yield of the 30-year U.S. Treasury bond fell

3 basis points (0.03 percentage point) to 5.50%, and the yield of the 10-year Treasury note dipped 11 basis points to 5.04%. The yield of the 3-month Treasury bill, which slightly lags the Fed's interest rate moves, fell 145 basis points to 3.52%.

PERFORMANCE OVERVIEW

Vanguard Health Care Fund's 1.4% return was 5 percentage points higher than that of the S&P Health Sector Index, and 9 percentage points better than the average return for peer funds.

     This strong relative showing was the result of the skills of the fund's portfolio manager, Edward Owens of Wellington Management Company, and the fund's broad diversification compared with its benchmarks. The fund had sizable positions in health care facilities, health and personal care, and medical and dental instruments and supplies. The fund's stocks in these three subsectors--accounting for about one-fifth of the fund's assets as of July 31--made remarkable gains during the six months. Our health care facilities stocks returned about 26%. Within health and personal care, McKesson--our third-largest individual stock position--returned 27%, making it our most significant contributor in this subsector for the six months.

--------------------------------------------------------------------------------
The Health Care Fund's return was 9 percentage points higher than that of its average peer.
--------------------------------------------------------------------------------

     On the negative side, while your fund had a smaller exposure to biotechnology and pharmaceutical stocks than many of its peers, it still had about half of its assets in those two industries, which generally lagged the rest of the health care sector during the half-year. As an example of how quickly market sentiment changes, Pharmacia--our largest holding at about 5% of assets and one of the biggest contributors to our superior performance in fiscal 2001--became one of our biggest detractors for the six months, with its stock price falling -20% in the period. The continuing strength of the U.S. dollar also hampered our performance since about one-quarter of fund assets are in stocks of companies based outside the United States. As mentioned earlier, a strong dollar lowers returns from foreign securities for U.S. investors.

     For further details on the fund's position and individual securities, please see the Report from the Adviser on page 5.

--------------------------------------------------------------------------------
Pharmacia, a top contributor last year, was one of our biggest detractors for the fiscal half-year.
--------------------------------------------------------------------------------

IN SUMMARY

     Vanguard Health Care Fund's broad diversification within its sector has helped it outperform its average peer over the long run, as well as this fiscal half-year. The virtues of diversification apply to one's overall investment portfolio as well. Prudent investors should hold a mix of broad stock, bond, and money market funds in proportions appropriate for their goals, time horizon, and risk tolerance. As part of this broader balanced portfolio, sector funds such as Vanguard Health Care Fund can play a useful role as a means of emphasizing industries with attractive long-term prospects. Thank you for entrusting your hard-earned dollars to Vanguard.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 13, 2001

REPORT
 FROM THE ADVISER                             WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD HEALTH CARE FUND managed a small but satisfying return of 1.4% in the six months ended July 31, a difficult period for equities. This result well exceeded the -7.6% decline experienced by the average health/biotechnology mutual fund and also bested the -3.6% return of the S&P Health Sector Index (which is capitalization-weighted) and the -10.8% return of the S&P 500 Index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

The slowing economy provided a difficult backdrop for the stock market during our fiscal half-year. As is often the case, the less-cyclical earnings profile of health care companies allowed them to perform relatively better in this weaker environment. Two additional factors worked to restrain performance in the health care sector: the strong U.S. dollar, which diminishes returns from abroad for American investors, and an apparent shift in sentiment at the Food and Drug Administration. The FDA became less friendly to innovation following the change in leadership in the U.S. Senate, where Democrats became the majority.

THE FUND'S SUCCESSES

Health care service companies generally led the way in the fiscal half-year. The fund was well positioned for this development, having shifted to a historically high weighting in health service stocks in mid-2000. Companies such as McKesson, Tenet Healthcare, HCA, Cardinal Health, and UnitedHealth Group were major contributors to the fund's performance.

     The medical products sector was also strong, and our positions in Abbott Laboratories, Biomet, and C.R. Bard contributed notably to our return.


THE FUND'S SHORTFALLS

The major pharmaceuticals group was quite weak. These stocks took the brunt of a change in market psychology due to a profound and rapid change in the FDA's attitude toward the balance between safety and innovation in the development of new therapies. This change coincided with the shift in control of the Senate and was evidenced by an unusually high rejection rate for new drug candidates in recent months. International pharmaceutical stocks were also weak, and their lower valuations now make them quite interesting to us.

THE FUND'S POSITIONING

The fund remains well diversified and conservatively positioned. We believe that the difficult conditions of the past six months will persist for some time due to the historically high valuation levels that currently prevail. It is important to have patience and to take the long view. Health care is truly one of the best industries for long-term investment as the biotechnology revolution meets and treats the aging populations of the developed world. Edward P. Owens, Senior Vice President and Portfolio Manager August 14, 2001


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                     PERIOD ENDED JULY 31, 2001

ADDITIONS                             COMMENTS
--------------------------------------------------------------------------------

Eli Lilly                             Outlook for new products is improving.
--------------------------------------------------------------------------------
Roche Holding                         We bought on weakness and regard a
                                      turnaround as likely.
--------------------------------------------------------------------------------
CVS*                                  Price fell after earnings shortfall,
                                      creating a buying opportunity.
--------------------------------------------------------------------------------
Genentech                             Stock dipped to attractive levels.
--------------------------------------------------------------------------------

REDUCTIONS
--------------------------------------------------------------------------------
Express Scripts**                     The stock doubled; we took gains.
--------------------------------------------------------------------------------
Syncor International**                A very long-term holding that finally paid
                                      off.
--------------------------------------------------------------------------------
Genzyme General                       We sold  part of our  stake  as  its share
                                      price rose.
--------------------------------------------------------------------------------
Covance**                             The stock doubled; we took gains.
--------------------------------------------------------------------------------
 *New holding.
**Eliminated.

                                                                     See page 10
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                                 AS OF JULY 31, 2001
 FOR HEALTH CARE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.

----------------------------------------------
PORTFOLIO CHARACTERISTICS
                                      WILSHIRE
                             FUND         5000
----------------------------------------------
Number of Stocks               133       6,302
Median Market Cap           $24.7B      $35.6B
Price/Earnings Ratio         41.2x       27.5x
Price/Book Ratio              5.5x        3.4x
Yield                         0.8%        1.3%
Return on Equity             17.9%       23.0%
Earnings Growth Rate          5.5%       16.2%
Foreign Holdings             24.4%        0.0%
Turnover Rate                 13%*          --
Expense Ratio               0.31%*          --
Cash Investments              8.2%          --
----------------------------------------------

------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pharmacia Corp.                 5.4%
American Home Products Corp.    3.5
McKesson Corp.                  3.3
Pfizer, Inc.                    3.3
Abbott Laboratories             3.0
Eli Lilly & Co.                 2.9
Johnson & Johnson               2.8
Merck & Co., Inc.               2.7
HCA Inc.                        2.7
Cardinal Health, Inc.           2.4
------------------------------------
Top Ten 32.0%
------------------------------------

-----------------------------------------
VOLATILITY MEASURES
                                 WILSHIRE
                     FUND            5000
-----------------------------------------
R-Squared            0.29            1.00
Beta                 0.44            1.00
-----------------------------------------


----------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

Biotech Research & Production             5.7%
Consumer Discretionary                    0.2
Consumer Staples                          1.0
Drugs & Pharmaceuticals                  38.4
Electronics--Medical Systems              0.6
Financial Services                        0.4
Health & Personal Care                    3.8
Health Care Facilities                    8.8
Health Care Management Services           5.7
International                            24.4
Materials & Processing                    1.9
Medical & Dental Instruments & Supplies   7.5
Medical Services                          0.7
Producer Durables                         0.2
Technology                                0.1
Other                                     0.6
----------------------------------------------

------------------------
INVESTMENT FOCUS

MARKET CAP         LARGE
STYLE             GROWTH
------------------------
*Annualized.
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in the fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of a fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR HEALTH CARE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JANUARY 31, 1991-JULY 31, 2001

                      HEALTH             S&P HEALTH
                   CARE FUND           SECTOR INDEX

1992                    34.0                   40.7
1993                    -2.9                  -17.0
1994                    21.2                    0.1
1995                     9.8                   21.0
1996                    45.5                   54.2
1997                    20.6                   28.1
1998                    27.4                   38.6
1999                    37.4                   35.5
2000                    10.6                   -2.9
2001                    43.4                   17.3
2001*                    1.4                   -3.6
--------------------------------------------------------------------------------
*Six months ended July 31, 2001.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2001*

                                                               10 YEARS
                          INCEPTION                -----------------------------
                               DATE  1 YEAR 5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Health Care Fund          5/23/1984  11.14%  25.57%    20.74%    1.63%  22.37%
Fee-Adjusted Returns**               10.03   25.57     20.74     1.63   22.37
--------------------------------------------------------------------------------
 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Reflective of the 1% fee assessed on redemptions of shares held less than five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 JULY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
HEALTH CARE FUND                                     SHARES               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (91.8%)
-------------------------------------------------------------------------------
UNITED STATES (69.4%)
-------------------------------------------------------------------------------
BIOTECH RESEARCH & Production (5.3%)
*   Genzyme Corp.-
       General Division                       $   4,755,840       $     266,327
*   Immunex Corp.                                13,530,600             208,642
*(1)   Quintiles Transnational Corp.              7,308,200             136,006
*   Genentech, Inc.                               2,600,000             109,980
*   IDEC Pharmaceuticals Corp.                    1,560,000              84,209
*   Amgen, Inc.                                     859,800              53,918
*   Cor Therapeutics, Inc.                        1,060,000              28,143
*   IDEXX Laboratories Corp.                        909,300              22,196
*   Cephalon, Inc.                                  290,000              18,531
    Baxter International, Inc.                      135,000               6,723
                                                                  -------------
                                                                  $     934,675
                                                                  -------------

CONSUMER DISCRETIONARY (0.2%)
    Kimberly-Clark Corp.                            500,000              30,405
*   Ventiv Health, Inc.                             437,800               5,219
                                                                  -------------
                                                                  $      35,624
                                                                  -------------
CONSUMER STAPLES (0.9%)
    Procter & Gamble Co.                          1,125,000              79,898
    CVS Corp.                                     2,000,000              72,020
    Longs Drug Stores, Inc.                         637,700              14,189
                                                                  -------------
                                                                  $     166,107
                                                                  -------------

DRUGS & Pharmaceuticals (35.3%)

    Pharmacia Corp.                              21,607,182             964,112
    American Home Products Corp.                 10,211,000             615,825
    Pfizer, Inc.                                 14,179,836             584,493
    Abbott Laboratories                           9,954,500             533,462
    Eli Lilly & Co.                               6,520,000             516,906
    Johnson & Johnson                             9,132,000             494,041
    Merck & Co., Inc.                             7,140,000             485,377
    Cardinal Health, Inc.                         5,851,608             430,854
    Bristol-Myers Squibb Co.                      5,144,500             304,246
    Schering-Plough Corp.                         6,616,400             258,370
    Allergan, Inc.                                3,044,100             229,190
*   Gilead Sciences, Inc.                         4,024,962             206,440
*(1)AmeriSource Health Corp. Class A              2,684,480             156,076
*(1)Vertex Pharmaceuticals, Inc.                  3,755,400             150,028
*   Forest Laboratories, Inc.                     1,451,000             113,976
*(1)Perrigo Co.                                   5,322,320              88,191
    Mylan Laboratories, Inc.                      1,945,000              65,644
    Alpharma, Inc. Class A                          748,313              21,110
*   Pharmacyclics, Inc.                             738,000              20,480
*   Scios, Inc.                                     491,750              11,104
*   Genaera Corp.                                 1,328,100               4,582
*   Triangle Pharmaceuticals, Inc.                  564,800               2,270
*   BioCryst Pharmaceuticals, Inc.                  151,400                 651
                                                                  -------------
                                                                  $   6,257,428
                                                                  -------------
ELECTRONICS--MEDICAL SYSTEMS (0.5%)
*(1)Haemonetics Corp.                             1,983,900              66,480
*   Varian Medical Systems, Inc.                    253,000              18,090

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                     SHARES               (000)
-------------------------------------------------------------------------------
    Datascope Corp.                           $     342,100       $      14,461
                                                                  -------------
                                                                  $      99,031
                                                                  -------------
FINANCIAL SERVICES (0.4%)
    CIGNA Corp.                                     500,000              50,155
    National Data Corp.                             181,800               6,245
    Global Payments Inc.                            145,440               4,698
*   American Medical Security
       Group, Inc.                                  678,000               3,526
                                                                  -------------
                                                                  $      64,624
                                                                  -------------
HEALTH & Personal Care (3.5%)
    McKesson Corp.                               14,209,350             588,978
    Omnicare, Inc.                                1,000,000              25,270
*   American Retirement Corp.                       637,000               2,325
                                                                  -------------
                                                                  $     616,573
                                                                  -------------
HEALTH CARE FACILITIES (8.1%)
    HCA Inc.                                     10,267,620             471,797
*   Tenet Healthcare Corp.                        7,335,000             407,166
*   Quest Diagnostics, Inc.                       2,720,000             187,952
*   HEALTHSOUTH Corp.                             7,700,000             131,670
*   Laboratory Corp. of America                   1,133,680             101,986
*   Triad Hospitals, Inc.                         1,572,666              53,345
*   LifePoint Hospitals, Inc.                     1,041,715              44,596
*   Beverly Enterprises, Inc.                     3,030,000              31,663
                                                                  -------------
                                                                  $   1,430,175
                                                                  -------------
HEALTH CARE MANAGEMENT SERVICES (5.3%)
    IMS Health, Inc.                              9,047,400             232,518
*   Aetna, Inc.                                   5,850,200             165,034
    UnitedHealth Group Inc.                       2,220,000             149,672
*(1)Humana, Inc.                                 11,495,000             128,169
*(1)Cerner Corp.                                  1,796,600             101,220
*   WebMD Corp.                                   6,575,600              37,875
*   Wellpoint Health
       Networks Inc. Class A                        300,000              32,088
*   Trigon Healthcare, Inc.                         300,000              20,544
*   Universal Health
       Services Class B                             400,000              19,800
*   Health Net, Inc.                                863,100              15,838
*   Pediatrix Medical Group, Inc.                   414,100              13,603
*   Mid Atlantic Medical
       Services, Inc.                               500,000              10,500
    Cobalt Corp.                                    678,000               4,814
                                                                  -------------
                                                                  $     931,675
                                                                  -------------
MATERIALS & PROCESSING (1.7%)
(1) Sigma-Aldrich Corp.                           4,786,300             207,199
    Monsanto Co.                                  2,647,800              93,203
    Delta & Pine Land Co.                           307,300               6,042
                                                                  -------------
                                                                  $     306,444
                                                                  -------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (6.9%)
    Becton, Dickinson & Co.                       8,951,800             309,374
*   St. Jude Medical, Inc.                        2,551,300             178,591
(1) Bausch & Lomb, Inc.                           4,350,000             148,944
    C.R. Bard, Inc.                               2,237,900             132,372
    Beckman Coulter, Inc.                         2,529,400             116,251
    Biomet, Inc.                                  2,167,950             105,254
(1) Owens & Minor, Inc.
       Holding Co.                                2,362,100              43,226
    DENTSPLY International Inc.                     961,800              42,608
*   Boston Scientific Corp.                       1,987,200              35,789
*   Guidant Corp.                                 1,000,000              31,880
*   STERIS Corp.                                  1,150,000              24,737
*   Ventana Medical Systems, Inc.                   614,400              20,582
*   PSS World Medical, Inc.                       3,000,000              19,800
*   Varian, Inc.                                    253,000               7,281
*(1)Cohesion Technologies, Inc.                     525,800               1,919
*   E-Z-EM, Inc. Class B                            304,344               1,567
*   E-Z-EM, Inc. Class A                            219,258               1,171
                                                                  -------------
                                                                  $   1,221,346
                                                                  -------------
MEDICAL SERVICES (0.6%)
*(1)Coventry Health Care Inc.                     3,785,000              87,093
*(1)PAREXEL International Corp.                   1,570,200              25,217
                                                                  -------------
                                                                  $     112,310
                                                                  -------------
PRODUCER DURABLES (0.2%)
    Pall Corp.                                    1,554,600       $      37,155
                                                                  -------------
TECHNOLOGY (0.1%)
* IDX Systems Corp.                               1,109,200              20,365
* DAOU Systems, Inc.                                513,500                 344
                                                                  -------------
                                                                  $      20,709
                                                                  -------------

OTHER (0.4%)
*   Thermo Electron Corp.                         3,300,000       $      75,240
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL UNITED STATES                                               $  12,309,116
--------------------------------------------------------------------------------
INTERNATIONAL (22.4%)
--------------------------------------------------------------------------------
FRANCE (1.4%)
    Aventis SA ADR                                2,052,615             158,051
    Aventis SA                                      675,168              51,896
    Sanofi-Synthelabo SA                            615,004              38,636
                                                                  -------------
                                                                  $     248,583
                                                                  -------------

GERMANY (1.7%)
    Bayer AG                                      4,328,300             178,938
    Bayer AG ADR                                  1,921,500              79,262
    Schering AG                                     640,410              34,544
    Fresenius Medical
       Care Pfd. ADR                                645,400              11,653
                                                                  -------------
                                                                  $     304,397
                                                                  -------------
JAPAN (6.0%)
    Fujisawa Pharmaceutical Co., Ltd.            12,562,000             262,042
    Eisai Co., Ltd.                               7,706,000             161,672
    Banyu Pharmaceutical Co. Ltd.                 6,756,000             113,068
    Chugai Pharmaceutical Co., Ltd.               7,181,000             101,205
    Shionogi & Co., Ltd.                          5,031,000              99,306
    Takeda Chemical Industries Ltd.               1,500,000              69,186
    Yamanouchi Pharmaceuticals Co., Ltd.          2,380,000              65,941
    Tanabe Seiyaku Co., Ltd.                      6,037,000              61,733

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
HEALTH CARE FUND                                     SHARES               (000)
-------------------------------------------------------------------------------
    Daiichi Pharmaceutical Co., Ltd.          $   2,100,000       $      46,665
    Olympus Optical Co., Ltd.                     2,200,000              33,155
    Sankyo Co., Ltd.                              1,275,000              24,657
    Ono Pharmaceutical Co., Ltd.                    428,000              13,195
                                                                  -------------
                                                                  $   1,051,825
                                                                  -------------
SWITZERLAND (4.3%)
    Roche Holding AG                              5,344,000             406,834
    Novartis AG (Registered)                      6,369,880             221,631
    Roche Holding AG (Bearer)                       825,000              70,687
    Serono SA Class B                                37,175              35,080
*   Syngenta AG                                     234,247              12,307
*   Syngenta AG ADR                                 917,843               9,729
    Givaudan                                          8,000               2,274
                                                                  -------------
                                                                  $     758,542
                                                                  -------------

UNITED KINGDOM (7.3%)
    GlaxoSmithKline PLC ADR                       7,348,881             424,471
    AstraZeneca Group PLC ADR                     7,786,372             392,822
    AstraZeneca Group PLC                         6,131,500             304,456
    Amersham PLC                                 13,565,820             109,431
    SSL International PLC                         6,400,000              47,157
    Boots Co. PLC                                 2,203,342              20,914
                                                                  -------------
                                                                  $   1,299,251
                                                                  -------------

OTHER (1.7%)
    Akzo Nobel NV                                 2,500,000             104,426
    Novo Nordisk A/S B Shares                     1,800,000              81,400
    Gambro AB A Shares                            7,531,120              47,838
    Gambro AB B Shares                            7,314,580              45,430
*   Axcan Pharma Inc.                             1,356,900              15,049
    Novozymes A/S                                   400,000               8,551
                                                                  -------------
                                                                  $     302,694
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                               $   3,965,292
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $10,476,135)                                            $  16,274,408
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.4%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.7%)
Federal Home Loan Mortgage Corp.
    3.61%, 8/14/2001                          $     100,000       $      99,871
    3.66%, 9/4/2001                                 200,000             199,336
    3.77%, 9/6/2001                                 125,000             124,560
Federal National Mortgage Assn.
    3.77%, 9/6/2001                                  50,000              49,824
                                                                  -------------
                                                                  $     473,591
                                                                  -------------
COMMERCIAL PAPER (2.9%)
Morgan Stanley Dean Witter & Co.
    3.82%, 8/2/2001                                 200,000             199,979
General Electric Capital
    3.74%, 8/6/2001                                 200,000             199,898
    3.78%, 8/29/2001                                125,000             124,639
                                                                  -------------
                                                                  $     524,516
                                                                  -------------
REPURCHASE AGREEMENTS (2.8%)
Chase Securities
    3.83%, 8/1/2001
    (Dated 7/31/2001, Repurchase
    Value $405,225,000, Collateralized
    by U.S. Treasury Bonds
    6.25-12.50%, 8/15/2014-
    8/15/2023)                                $     405,182       $     405,182
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.89%, 8/1/2001--Note G                          89,273              89,273
                                                                  -------------
                                                                  $     494,455
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $1,492,501)                                             $   1,492,562
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
    (COST $11,968,636)                                               17,766,970
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     93,742
Liabilities--Note G                                                    (126,791)
                                                                  --------------
                                                                        (33,049)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 144,188,359 outstanding
    $.001 par value shares of beneficial interest
    (unlimited authorization)                                     $  17,733,921
================================================================================

NET ASSET VALUE PER SHARE                                         $      122.99
================================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,339,768,000.
ADR--American Depositary Receipt.


--------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
                                                  AMOUNT         PER
                                                   (000)       SHARE
--------------------------------------------------------------------
Paid-in Capital                            $  11,416,317   $   79.18
Undistributed Net Investment
    Income--Note E                                75,674         .52
Accumulated Net Realized
    Gains--Note E                                377,422        2.62
Unrealized Appreciation--Note F
    Investment Securities                      5,798,334       40.21
    Foreign Currencies and
       Forward Currency Contracts                66,174          .46
--------------------------------------------------------------------
NET ASSETS                                 $  17,733,921   $  122.99
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                               Health Care Fund
                                                  Six Months Ended July 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                    $        72,845
  Interest                                                               36,092
  Security Lending                                                          981
--------------------------------------------------------------------------------
    Total Income                                                $       109,918
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B                                        5,004
  The Vanguard Group--Note C
    Management and Administrative                                        19,211
    Marketing and Distribution                                              916
  Custodian Fees                                                            634
  Auditing Fees                                                               6
  Shareholders' Reports                                                     126
  Trustees' Fees and Expenses                                                14
--------------------------------------------------------------------------------
    Total Expenses                                              $        25,911
    Expenses Paid Indirectly--Note D                                       (544)
--------------------------------------------------------------------------------
    Net Expenses                                                         25,367
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $        84,551
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
  Investment Securities Sold*                                           416,895
  Foreign Currencies and Forward Currency Contracts                         (77)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                416,818
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (296,928)
  Foreign Currencies and Forward Currency Contracts                      26,403
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (270,525)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $       230,844
================================================================================
*Dividend income and realized net gain from affiliated companies were $4,969,000 and $32,662,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                            Health Care Fund
                                                  ------------------------------
                                            Six Months                     Year
                                                 Ended                    Ended
                                         July 31, 2001            Jan. 31, 2001
                                                 (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                  $      84,551           $      149,109
  Realized Net Gain (Loss)                     416,818                1,474,140
  Change in Unrealized Appreciation
    (Depreciation)                            (270,525)               3,145,332
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations          230,844                 4,768,581
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (16,799)                (135,390)
  Realized Capital Gain                       (201,589)              (1,913,673)
--------------------------------------------------------------------------------
    Total Distributions                  $    (218,388)          $   (2,049,063)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                     1,140,269                3,238,817
  Issued in Lieu of Cash Distributions         207,578                1,949,097
  Redeemed*                                   (868,819)              (1,391,474)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                         479,028                3,796,440
--------------------------------------------------------------------------------
  Total Increase (Decrease)              $     491,484           $    6,515,958
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                       17,242,437               10,726,479
--------------------------------------------------------------------------------
  End of Period                          $  17,733,921           $   17,242,437
================================================================================

1Shares Issued (Redeemed)
  Issued                                         9,557                   27,062
  Issued in Lieu of Cash Distributions           1,909                   16,646
  Redeemed                                      (7,415)                 (12,103)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                  4,051                   31,605
================================================================================
*Net of redemption fees of $2,123,000 and $1,838,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------
                                                                          HEALTH CARE FUND
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED -------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 2001      2001       2000      1999     1998      1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  123.04  $  98.83   $  97.32  $  74.02 $  60.65 $  52.09
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .59      1.16        .92       .86      .80      .71
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   .92     40.05       8.70     26.36    15.49     9.88
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                1.51     41.21       9.62     27.22    16.29    10.59
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.12)    (1.07)      (.97)     (.84)    (.78)    (.74)
  Distributions from Realized Capital Gains        (1.44)   (15.93)     (7.14)    (3.08)   (2.14)   (1.29)
----------------------------------------------------------------------------------------------------------
    Total Distributions                            (1.56)   (17.00)     (8.11)    (3.92)   (2.92)   (2.03)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  122.99  $ 123.04   $  98.83   $ 97.32 $  74.02 $  60.65
==========================================================================================================

TOTAL RETURN*                                      1.39%    43.37%     10.57%    37.39%   27.37%    20.65%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $  17,734  $ 17,242   $ 10,726  $  9,884 $  4,720 $  2,846
  Ratio of Total Expenses
    to Average Net Assets                        0.31%**     0.34%      0.41%     0.36%    0.40%     0.38%
  Ratio of Net Investment Income
    to Average Net Assets                        1.00%**     1.03%      0.92%     1.13%    1.28%     1.41%
  Portfolio Turnover Rate                          13%**       21%        27%       11%      10%        7%
==========================================================================================================

 *Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares purchased prior to April 19, 1999).
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains

(losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2001, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the fund had contributed capital of $3,259,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.3% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended July 31, 2001, these arrangements reduced the fund's expenses by $544,000 (an annual rate of 0.01% of average net assets).

E. During the six months ended July 31, 2001, the fund purchased $1,572,232,000 of investment securities and sold $998,764,000 of investment securities other than temporary cash investments.

     During the six months ended July 31, 2001, the fund realized net foreign currency losses of $77,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At July 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,798,334,000, consisting of unrealized gains of $6,083,074,000 on securities that had risen in value since their purchase and $284,740,000 in unrealized losses on securities that had fallen in value since their purchase.

     At July 31, 2001, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                        (000)
                              --------------------------------------------------
                                CONTRACT AMOUNT
                              -------------------
                              FOREIGN        U.S.  MARKET VALUE IN    UNREALIZED
CONTRACT SETTLEMENT DATE     CURRENCY     DOLLARS    U.S. DOLLARS   APPRECIATION
--------------------------------------------------------------------------------
Deliver:
6/20/2002          JPY     18,600,000   $ 198,189       $  153,820     $  44,369
7/29/2002          JPY     10,385,000     108,188           86,241        21,947
--------------------------------------------------------------------------------
JPY--Japanese yen.

     The fund had net unrealized foreign currency losses of $142,000 resulting from the translation of other assets and liabilities at July 31, 2001.

G. The market value of securities on loan to broker/dealers at July 31, 2001, was $80,025,000, for which the fund held cash collateral of $89,273,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE ADVANTAGES OF
GETTING CONNECTED
Visit Vanguard.com

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online. Consider the benefits of using Vanguard.com. On our website, you can:

     **Choose to receive all fund reports, as well as prospectuses, online.

     **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
THE VANGUARD GROUP(R) LOGO
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q522 092001